UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2011

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap Growth*
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeepersm
U.S. Equity

*	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	FLEXIBLE CAP GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPERsm

■	U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	62

Financial Statements	78

Financial Highlights	86

Notes to Financial Statements	102

Report of Independent Registered Public Accounting Firm	120

Other Information	121

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

The Goldman Sachs Flexible Cap Growth Fund invests primarily in U.S. equity investments in small-, mid- and large-cap issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a focus on mid-cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

The Goldman Sachs Small/Mid Cap Growth Fund invests primarily in U.S. equity investments with a focus on small- and mid-cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Technology Tollkeeper Fundsm invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (”Technology Tollkeeper” companies). The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Because the Fund concentrates its investments in a specific group of industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these industries than if its investments were diversified across different industries. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Technology Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

The Goldman Sachs U.S. Equity Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Although it does not currently intend to do so, the Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■ Make decisions as long-term business owners rather than as stock traders ■ Perform in-depth, fundamental research ■ Focus on long-term structural and competitive advantages
Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■ Established brand names
■ Dominant market shares
■ Pricing power
■ Recurring revenue streams
■ Free cash flow
■ Long product life cycles
■ Favorable long-term growth prospects
■ Excellent management
Result Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments
Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

Effective 10/6/11, Steve Barry will become the sole CIO of the Growth Equity team. Dave Shell, who has been the co-CIO along with Steve, will retire from the firm at the end of the year.

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities generated double-digit gains during the 12 months ended August 31, 2011 (the “Reporting Period”), with the Standard & Poor’s 500® Index (the “S&P 500 Index”) posting a return of 18.50% and the Russell 3000® Index generating a 19.30% return. Still, the Reporting Period was truly a tale of two distinct segments. From September 2010 through April 2011, there was an extended rally in U.S. equities, during which the S&P 500 Index gained 31.6% amidst optimism of a global economic recovery. However, markets reversed course in May and gave back 9.9% through the end of August 2011, as the U.S. and global economic recovery looked to be at risk and Europe’s sovereign debt problems worsened.

Looking at each of these time segments in more detail, U.S. equities, as measured by the S&P 500 Index, began the Reporting Period with the strongest September since 1939. Bullish investor sentiment reflected optimism on the global economic recovery. The U.S. equities market also reflected confidence in ongoing accommodative monetary and fiscal policy, including the formal announcement of a second round of quantitative easing by the Federal Reserve Board (“Fed”) in November and the extension of tax cuts by the U.S. government in December. Reports of increased demand for steel, potential shortages in copper, record high gold prices and robust merger and acquisition activity propelled materials stocks higher in the last months of 2010. Energy stocks also performed well, as oil prices climbed over $90 per barrel during December, a high for the calendar year and a level not seen since late 2008. Stocks with high dividend yields also performed well, as investors were willing to take on a bit more risk with U.S. Treasury security yields hovering near record lows. Through the end of 2010, the financials sector returned significantly less than the broader U.S. equities market, reflecting investor uncertainty regarding the impact of recently passed financial regulations. Health care stocks were similarly penalized as a result of concerns over the implementation of legislation passed earlier in 2010 as well as for their defensive nature in a bullish market. Consistent with investor optimism overall and a preference for cyclical exposure, small-cap and mid-cap stocks — as well as growth stocks — significantly outperformed the broader U.S. equities market in the last four months of 2010 overall.

U.S. equities maintained their positive momentum through the first months of 2011, with the S&P 500 Index posting its best first quarter in more than a decade. Strong returns from U.S. equities reflected optimism on improving trends in labor, housing, manufacturing and consumer confidence early in the new year that outweighed less decisive macroeconomic data and rising gasoline prices in March. The U.S. equities market also benefited from investors shifting assets toward developed markets amidst concerns of high inflation and geopolitical unrest in many emerging market countries. By April 2011, the S&P 500 Index had reached a level nearly double its March 2009 lows, and volatility, as measured by the CBOE (Chicago Board Options Exchange) Volatility Index®, hit its lowest level since June 2007. While all sectors made gains during these months, energy stocks dominated returns as the price of Brent crude oil reached almost $120 per barrel on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. In a reversal of trend, large-cap and mid-cap stocks began to outperform small-cap stocks, a trend that would continue through the end of the Reporting Period.

The U.S. equities market turned in May, as investors began to lose some of the optimism on the U.S. economic recovery. Data was at first mixed and subsequently worsened. For example, U.S. real Gross Domestic Product (“GDP”) grew at an annualized rate of just 1% in the second quarter of 2011, missing expectations and causing many economists to lower their growth forecasts for the remainder of the calendar year. Weaker than expected figures on industrial production, durable goods orders and existing home sales further combined to weigh on investor sentiment,

MARKET REVIEW

although modest retail sales growth provided some positive support to the market. Consumer sentiment fell sharply in July, despite some expectations that easing gasoline prices would be supportive. Employment and housing remained key weak spots in the domestic economy.

WTI (West Texas Intermediate) crude oil prices fell from a high of nearly $115 per barrel in early May to a low of $90.61 per barrel at the end of June, as a mix of tepid growth in the U.S. and concerns about China’s economy lowered expectations for oil demand. As a result, energy stocks, which had significantly outperformed the broad U.S. equities market since late 2010, began to lag. Overall, the S&P 500 Index finished the second quarter modestly higher, despite losing most of its gains for the year by mid-June before recovering somewhat.

The Reporting Period ended with extremely volatile markets in August 2011. Against a backdrop of Europe’s re-surfaced sovereign debt crisis, financial stocks bore the brunt of both the political standoff in the U.S. over raising the debt ceiling to avoid a default by the country and Standard & Poor’s subsequent historic downgrade of U.S. debt from AAA. Toward the end of the month, the U.S. equities market recovered some of its losses when Fed chairman Ben Bernanke did not signal a new round of monetary easing. Still, in contrast to the first eight months of the Reporting Period, more traditionally defensive sectors of the U.S. equities market outperformed in this climate of uncertainty and volatility.

For the Reporting Period overall, small-cap companies, which tend to be more cyclical and outperform in bullish markets, performed best, followed rather closely by mid-cap stocks and then large-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum. (All as measured by Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, we believed the most significant factor for the U.S. equity markets during the remainder of the calendar year would likely be the ongoing fallout from the completion of the Fed’s second round of quantitative easing, referred to as QE2, at the end of June 2011. We believe the program created a fertile environment for forward-looking stock pickers, as the momentum rally appears to have ended and we expect companies to begin to trade more in line with underlying fundamentals. In our view, the Fed’s actions have led to rising commodity costs and, in turn, we believe certain companies will be challenged to maintain cost structure without sacrificing revenue growth. We believe companies with strong brands and pricing power will best be able to pass along inflationary pressures and maintain margins throughout the economic recovery.

Given this view, we believe the Funds were well positioned at the end of the Reporting Period. We intend going forward to maintain our focus on seeking to identify those companies that can provide a differentiated product or service and those that may benefit from secular tailwinds. Such factors, we believe, will enable these companies to sustain growth without sacrificing price. We further intend to maintain our discipline in seeking to identify quality companies led by best-in-class management teams that, in our view, are smart allocators of capital. Toward the end of the Reporting Period, we had begun to see companies reinvest in their own businesses and to redeploy cash through share repurchases and dividend increases, signaling, we believe, managements’ improved confidence in the economy despite lingering headwinds on the macro front and uncertainty around additional financial regulation. Such actions lead us to be cautiously optimistic regarding the U.S. equity markets looking ahead over the near to mid term. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 15.89%, 15.03%, 14.99%, 16.33%, 15.76%, 16.20% and 15.59%, respectively. These returns compare to the 23.96% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund delivered strong double-digit absolute returns, but stock selection overall detracted most from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Positioning in all equity market sectors detracted from the Fund’s results relative to the Russell Index during the Reporting Period. Detracting from the Fund’s relative results most was stock selection in the consumer discretionary, consumer staples and financials sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oilfield services companies Schlumberger and Halliburton and global payment transaction processing services company MasterCard.

Schlumberger contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported that international activity was recovering faster than the market expected. At the end of the Reporting Period, we continued to have conviction in the company, as it holds dominant market share in most of its product lines and offers a technological advantage over many of its competitors. We also continued to believe that growth in global demand for oil will continue to expand as supply growth becomes more challenging, thereby potentially leading to significant opportunities for Schlumberger.

Like Schlumberger, Halliburton similarly benefited from an increase in oilfield activity. The company further benefited during the Reporting Period from stronger pricing in its pressure pumping business and solid improvements in its cementing and directional drilling segments. At the end of the Reporting Period, we continued to believe Halliburton was well positioned within the oil well services industry given its globally diversified franchise and superior technology.

PORTFOLIO RESULTS

Shares of MasterCard rose during the Reporting Period after the Federal Reserve Board (“the Fed”) announced its final decision on debit interchange rates, or charges on debit card transactions, as part of the Durbin amendment, which was more favorable for the company than the market anticipated. (The Durbin amendment is an addition to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.) The company also benefited during the Reporting Period from better than expected purchase volume, processed transactions and cross-border volume growth. At the end of the Reporting Period, we believed that, long term, the company’s large payment network and robust global footprint should allow it to benefit from secular growth in cash-less payments and, in turn, from anticipated transaction volume growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in beverage, snack and food manufacturer PepsiCo, office supply retailer Staples and beauty and related products manufacturer Avon Products.

PepsiCo detracted from the Fund’s performance as pressures from commodity inflation and weak consumer spending proved to be headwinds for the company. We believe such headwinds slowed PepsiCo’s ability to execute its turnaround plan in its North American beverage division. Still, in our view, these issues are transient in nature. At the end of the Reporting Period, we believed that, over the long term, PepsiCo is well positioned to generate sustainable earnings growth given its strong brand portfolio and dominant position in the global snack food business.

Staples detracted from the Fund’s performance during the Reporting Period, as the company reported earnings that were below consensus estimates and lowered guidance for 2011. While we continued to believe that macroeconomic headwinds facing Staples during the Reporting Period were cyclical in nature and not evidence of structural issues associated with the company’s business model, we felt it was prudent to exit the Fund’s position in its stock.

Avon Products hurt the Fund’s relative results as well. Avon Products’ earnings were impacted during the Reporting Period by disappointing sales and softer margins due to higher input costs. Input costs are the costs of material, labor and other overhead items devoted to the production of the company’s goods and services. In addition, company management lowered its sales guidance for 2011. Despite these near term headwinds, we continued to believe, at the end of the Reporting Period, that Avon Products was poised to deliver higher operating margins over the next few years, as its broad geographic footprint, particularly its presence in Latin America, provides exposure to numerous growing markets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in American Express, a high quality global franchise with a strong brand name synonymous with credit cards and travel-related services. In our view, the stock was attractively valued, as it was trading at a discount to its longer-term average price to earnings ratio. Despite solid operating results, the stock had been pressured by uncertainty around the impact of financial regulation. We believe this environment created an attractive entry point, as we believed at the time of purchase that American Express’ business prospects were still strong given its high potential to benefit from a turnaround in corporate hiring. Further, the stock offered an attractive dividend yield, and American Express received federal regulatory approval in March 2011 to repurchase its shares. Importantly, over 45% of American Express’ cards are issued outside of the United States. Company management built credibility in 2008 when it reduced credit lines to at-risk customers and strengthened underwriting practices in states facing home price deterioration. As a result, American Express had, at the end of the Reporting Period, one of the best capital positions within the financials sector in our view.

PORTFOLIO RESULTS

We established a Fund position in computer services giant International Business Machines (IBM) during the Reporting Period. The company has been shifting toward software from its legacy hardware business, which we believe provides the potential to generate higher revenue growth and margin expansion going forward.

Conversely, we sold the Fund’s position in data networking products supplier Cisco Systems. After the company reported disappointing fiscal second quarter results, we became concerned about the sustainability of profit margins in the company’s core switching and router businesses as well as about increased competition in those businesses. Although we expected Cisco Systems to continue to be a leader in its markets over the long term, we believed there were other investments with more attractive risk/return profiles.

The Fund sold its position in records and information management services company Iron Mountain. We continued to believe that Iron Mountain holds dominant market share position and scale advantages, but we decided to take advantage of the run-up in its share price and exited the Fund’s position as the gap between stock price and the economic value of its business, in our view, had closed.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, financials and health care decreased and its allocations to consumer discretionary, energy, industrials and information technology increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had overweighted positions relative to the Russell Index in the information technology, telecommunication services, financials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples, health care and materials. The Fund was rather neutrally weighted to the Index in consumer discretionary and had no position at all in utilities on August 31, 2011.

FUND BASICS

Capital Growth Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2010–August 31, 2011	(based on NAV)[1]	Growth Index[2]

Class A	15.89%	23.96%
Class B	15.03	23.96
Class C	14.99	23.96
Institutional	16.33	23.96
Service	15.76	23.96
Class IR	16.20	23.96
Class R	15.59	23.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	20.18%	2.06%	0.43%	8.31%	4/20/90
Class B	21.23	2.05	0.38	5.64	5/01/96
Class C	25.20	2.45	0.25	3.18	8/15/97
Institutional	27.69	3.63	1.41	4.36	8/15/97
Service	27.03	3.13	0.90	3.84	8/15/97
Class IR	27.49	N/A	N/A	-0.09	11/30/07
Class R	26.86	N/A	N/A	-0.57	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.14%	1.47%
Class B	1.89	2.22
Class C	1.89	2.22
Institutional	0.74	1.07
Service	1.24	1.57
Class IR	0.89	1.22
Class R	1.39	1.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.7%	Computers & Peripherals
Schlumberger Ltd.	3.4	Energy Equipment & Services
International Business Machines Corp.	3.2	IT Services
Google, Inc. Class A	3.1	Internet Software & Services
QUALCOMM, Inc.	3.0	Communications Equipment
Oracle Corp.	2.7	Software
Halliburton Co.	2.3	Energy Equipment & Services
American Tower Corp. Class A	2.3	Wireless Telecommunication Services
Costco Wholesale Corp.	1.9	Food & Staples Retailing
Thermo Fisher Scientific, Inc.	1.7	Life Sciences Tools & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. “Short-term investments” represents repurchase agreements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2001 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 20, 1990)
Excluding sales charges	15.89%	1.43%	1.17%	8.13%
Including sales charges	9.51%	0.29%	0.60%	7.85%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	15.03%	0.67%	0.56%	5.04%
Including contingent deferred sales charges	10.03%	0.26%	0.56%	5.04%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.99%	0.68%	0.41%	2.56%
Including contingent deferred sales charges	13.99%	0.68%	0.41%	2.56%

Institutional (Commenced August 15, 1997)	16.33%	1.84%	1.58%	3.73%

Service (Commenced August 15, 1997)	15.76%	1.33%	1.07%	3.22%

Class IR (Commenced November 30, 2007)	16.20%	N/A	N/A	–2.11%

Class R (Commenced November 30, 2007)	15.59%	N/A	N/A	–2.59%

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 15.86%, 14.97%, 15.00%, 16.35%, 16.13% and 15.60%, respectively. These returns compare to the 23.96% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated strong double-digit absolute gains, but stock selection overall detracted most from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology and energy sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the consumer discretionary, consumer staples and financials sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global payment transaction processing services company MasterCard and oilfield services companies Schlumberger and Halliburton.

Shares of MasterCard rose during the Reporting Period after the Federal Reserve Board (“the Fed”) announced its final decision on debit interchange rates, or charges on debit card transactions, as part of the Durbin amendment, which was more favorable for the company than the market anticipated. (The Durbin amendment is an addition to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.) The company also benefited during the Reporting Period from better than expected purchase volume, processed transactions and cross-border volume growth. At the end of the Reporting Period, we believed that, long term, the company’s large payment network and robust global footprint should allow it to benefit from secular growth in cash-less payments and, in turn, from anticipated transaction volume growth.

PORTFOLIO RESULTS

Schlumberger contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported that international activity was recovering faster than the market expected. At the end of the Reporting Period, we continued to have conviction in the company, as it holds dominant market share in most of its product lines and offers a technological advantage over many of its competitors. We also continued to believe that growth in global demand for oil will continue to expand as supply growth becomes more challenging, thereby potentially leading to significant opportunities for Schlumberger.

Like Schlumberger, Halliburton similarly benefited from an increase in oilfield activity. The company further benefited during the Reporting Period from stronger pricing in its pressure pumping business and solid improvements in its cementing and directional drilling segments. At the end of the Reporting Period, we continued to believe Halliburton was well positioned within the oil well services industry given its globally diversified franchise and superior technology.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in office supply retailer Staples, beauty and related products manufacturer Avon Products and home improvement retailer Lowe’s.

Staples detracted from the Fund’s performance during the Reporting Period, as the company reported earnings that were below consensus estimates and lowered guidance for 2011. While we continued to believe that macroeconomic headwinds facing Staples during the Reporting Period were cyclical in nature and not evidence of structural issues associated with the company’s business model, we felt it was prudent to trim the Fund’s position in its stock. We maintained a holding in the company, however, as we believe that Staples may be in a position to gain market share if competitors are weakened by Staples’ aggressive pricing and if the industry, as a result, becomes more consolidated.

Avon Products hurt the Fund’s relative results as well. Avon Products’ earnings were impacted during the Reporting Period by disappointing sales and softer margins due to higher input costs. Input costs are the costs of material, labor and other overhead items devoted to the production of the company’s goods and services. In addition, company management lowered its sales guidance for 2011. Despite these near term headwinds, we continued to believe, at the end of the Reporting Period, that Avon Products was poised to deliver higher operating margins over the next few years, as its broad geographic footprint, particularly its presence in Latin America, provides exposure to numerous growing markets.

A position in Lowe’s detracted from the Fund’s relative performance during the Reporting Period. The company’s results missed expectations, especially as inclement weather impacted sales during the first quarter of 2011. In our view, the fundamentals of the home improvement industry remained healthy at the end of the Reporting Period, and we believe the company has the ability to improve margins going forward. Notably, Lowe’s has a strong balance sheet, which we believe provides the financial flexibility to return excess cash to shareholders.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We added search engine giant Google to the Fund’s portfolio during the Reporting Period. The company met our investment criteria given its strong-branded search engine, dominant market position in online advertising and new product innovation outside of its core search business. Longer term, we believe the company’s revenues may well be driven by growth in the mobile device market, continued secular growth in online search and newer growth initiatives. Through its mobile computing platform, we believe Google will particularly be able to take advantage of new opportunities that include display advertising, applications and mobile payments.

PORTFOLIO RESULTS

We initiated a Fund position in semiconductor chip company Xilinx. Xilinx is the leader in programmable logic devices (PLDs), which are used by customers around the world in a variety of industries, including automotive, broadcast, consumer, medical and military. The company met our investment criteria given its dominant market position and competitive edge in PLDs. In our view, Xilinx should benefit from the secular trend of PLDs taking share from application-specific integrated circuits (ASICs), an alternative semiconductor chip. We believe the addressable market for PLDs will continue to expand as they offer significant benefits over ASICs, such as lower development costs, shorter development time and upgradability. Xilinx operates in a duopoly in the PLD industry, which provides pricing power, and its low fixed costs enable it to generate significant free cash flow. Furthermore, we believe the company’s innovative software serves as an effective barrier to entry.

We established a Fund position in Emerson Electric during the Reporting Period. Emerson Electric is a leading diversified global manufacturing and technology company that designs and supplies products and services to industrial, commercial and consumer markets. The company holds dominant market share in many of its business segments and, in our view, has exposure to growth opportunities within its automation and energy segments and in the emerging markets. We believe the company’s position as a market leader is further enhanced by innovative research and development programs and by its global low cost footprint. Finally, in our view, the company has an excellent management team with a history of strong execution, which may provide opportunities for expanding margins and potentially returning capital to shareholders.

Conversely, we eliminated the Fund’s position in medical products company Baxter International during the Reporting Period. We continue to believe the company maintains a competitive advantage in most of its product areas. However, in our view, an early stage hemophilia drug from a competitor may emerge as a threat to Baxter International’s hemophilia franchise. Therefore, we no longer considered Baxter International as one of our highest conviction names and decided to exit the position.

We exited the Fund’s position in software behemoth Microsoft during the Reporting Period. While we believe the company will maintain strong market share across its core businesses and has a strong balance sheet with significant free cash flow generation, we saw what we considered to be an appropriate time to eliminate the Fund’s position in Microsoft and reallocate capital to higher conviction names.

We sold the Fund’s position in data networking products supplier Cisco Systems. After the company reported disappointing fiscal second quarter results, we became concerned about the sustainability of profit margins in the company’s core switching and router businesses as well as about increased competition in those businesses. Although we expected Cisco Systems to continue to be a leader in its markets over the long term, we believed there were other investments with more attractive risk/return profiles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and health care decreased and its allocations to consumer discretionary, industrials and information technology increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, consumer staples, industrials and materials and was rather neutrally weighted to the Index in energy and health care. The Fund had no position at all in the utilities sector on August 31, 2011.

FUND BASICS

Concentrated Growth Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2010–August 31, 2011	(based on NAV)[1]	Growth Index[2]

Class A	15.86%	23.96%
Class B	14.97	23.96
Class C	15.00	23.96
Institutional	16.35	23.96
Class IR	16.13	23.96
Class R	15.60	23.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Since Inception	Inception Date

Class A	19.51%	2.38%	4.67%	9/03/02
Class B	20.57	2.35	4.63	9/03/02
Class C	24.49	2.76	4.54	9/03/02
Institutional	26.96	3.95	5.76	9/03/02
Class IR	26.70	N/A	-1.10	11/30/07
Class R	26.19	N/A	-1.54	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.56%
Class B	2.01	2.31
Class C	2.01	2.31
Institutional	0.86	1.16
Class IR	1.01	1.31
Class R	1.51	1.81

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	8.2%	Computers & Peripherals
QUALCOMM, Inc.	5.7	Communications Equipment
Schlumberger Ltd.	5.2	Energy Equipment & Services
American Tower Corp. Class A	5.1	Wireless Telecommunication Services
Google, Inc. Class A	3.8	Internet Software & Services
Xilinx, Inc.	3.6	Semiconductors & Semiconductor Equipment
St. Jude Medical, Inc.	3.5	Health Care Equipment & Supplies
Costco Wholesale Corp.	3.4	Food & Staples Retailing
Lowe’s Cos., Inc.	3.4	Specialty Retail
Oracle Corp.	3.3	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. “Short-term investments” represents repurchase agreements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 3, 2002 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Since Inception
Class A (Commenced September 3, 2002)
Excluding sales charges	15.86%	1.60%	4.34%
Including sales charges	9.53%	0.45%	3.68%

Class B (Commenced September 3, 2002)
Excluding contingent deferred sales charges	14.97%	0.83%	3.64%
Including contingent deferred sales charges	9.97%	0.42%	3.64%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	15.00%	0.83%	3.54%
Including contingent deferred sales charges	14.00%	0.83%	3.54%

Institutional (Commenced September 3, 2002)	16.35%	2.01%	4.75%

Class IR (Commenced November 30, 2007)	16.13%	N/A	–3.06%

Class R (Commenced November 30, 2007)	15.60%	N/A	–3.50%

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund*

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 15.42%, 14.58%, 15.77%, 15.62% and 15.05%, respectively. These returns compare to the 24.25% average annual total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund delivered strong double-digit absolute returns, but stock selection overall detracted most from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Having an underweighted allocation to the lagging industrials sector and effective stock selection in the energy sector helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the consumer discretionary, information technology and financials sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in Hewlett-Packard, a provider of technologies and software solutions; MasterCard, a global payment transaction processing services company; and Petrohawk Energy, an oil and natural gas exploration and production company.

Hewlett-Packard contributed to the Fund’s returns relative to the Russell Index during the Reporting Period given the timing of our sale of the position. In November 2010, the company named a new Chief Executive Officer to its management team. As a result, we decided to exit the Fund’s position in the company in favor of higher conviction names that we believed offered a stronger risk/reward profile. Given that Hewlett-Packard’s share price fell significantly since our time of sale, this proved to be a prudent decision.

Shares of MasterCard rose during the Reporting Period after the Federal Reserve Board (“the Fed”) announced its final decision on debit interchange rates, or charges on debit card transactions, as part of the Durbin amendment, which was more favorable for the company than the market anticipated. (The Durbin amendment is an addition to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.)

*	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund changed its name to the Goldman Sachs Flexible Cap Growth Fund.

PORTFOLIO RESULTS

The company also benefited during the Reporting Period from better than expected purchase volume, processed transactions and cross-border volume growth. At the end of the Reporting Period, we believed that, long term, the company’s large payment network and robust global footprint should allow it to benefit from secular growth in cash-less payments and, in turn, from anticipated transaction volume growth.

Petrohawk Energy was a top contributor to the Fund’s relative results for the Reporting Period. The company agreed to be acquired by BHP Billiton at a significant premium to its valuation. In our view, acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in fiduciary bank Northern Trust, biopharmaceutical company Amylin Pharmaceuticals and beauty and related products manufacturer Avon Products.

Northern Trust detracted from the Fund’s relative performance during the Reporting Period. Northern Trust’s shares declined as the bank continued to be pressured by persistently low interest rates. We maintained the Fund’s position because we believe Northern Trust remains focused on expanding its business in core markets. Also, given the company’s solid balance sheet and cash position, we believe that its management may begin to redeploy capital through stock buybacks and dividend increases.

Amylin Pharmaceuticals’ shares declined after an unexpected regulatory setback called into question the approvability of its key drug, Bydureon. We believe that in the absence of Bydureon, the ability of the company to become sustainably profitable and meet its debt obligations became less certain. As a result, we sold the Fund’s position in the company during the Reporting Period.

Avon Products hurt the Fund’s relative results as well. Avon Products’ earnings were impacted during the Reporting Period by disappointing sales and softer margins due to higher input costs. Input costs are the costs of material, labor and other overhead items devoted to the production of the company’s goods and services. In addition, company management lowered its sales guidance for 2011. Despite these near term headwinds, we continued to believe, at the end of the Reporting Period, that Avon Products was poised to deliver higher operating margins over the next few years, as its broad geographic footprint, particularly its presence in Latin America, provides exposure to numerous growing markets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in American Express, a high quality global franchise with a strong brand name synonymous with credit cards and travel-related services. In our view, the stock was attractively valued, as it was trading at a discount to its longer-term average price to earnings ratio. Despite solid operating results, the stock had been pressured by uncertainty around the impact of financial regulation. We believe this environment created an attractive entry point, as we believed at the time of purchase that American Express’ business prospects were still strong given its high potential to benefit from a turnaround in corporate hiring. Further, the stock offered an attractive dividend yield, and American Express received federal regulatory approval in March 2011 to repurchase its shares. Importantly, over 45% of American Express’ cards are issued outside of the United States. Company management built credibility in 2008 when it reduced credit lines to at-risk customers and strengthened underwriting practices in states facing home price deterioration. As a result, American Express had, at the end of the Reporting Period, one of the best capital positions within the financials sector in our view.

PORTFOLIO RESULTS

We established a Fund position in Emerson Electric during the Reporting Period. Emerson Electric is a leading diversified global manufacturing and technology company that designs and supplies products and services to industrial, commercial and consumer markets. The company holds dominant market share in many of its business segments and, in our view, has exposure to growth opportunities within its automation and energy segments and in the emerging markets. We believe the company’s position as a market leader is further enhanced by innovative research and development programs and by its global low cost footprint. Finally, in our view, the company has an excellent management team with a history of strong execution, which may provide opportunities for expanding margins and potentially returning capital to shareholders.

Conversely, we sold the Fund’s position in data networking products supplier Cisco Systems. After the company reported disappointing fiscal second quarter results, we became concerned about the sustainability of profit margins in the company’s core switching and router businesses as well as about increased competition in those businesses. Although we expected Cisco Systems to continue to be a leader in its markets over the long term, we believed there were other investments with more attractive risk/return profiles.

The Fund sold its position in records and information management services company Iron Mountain. We continued to believe that Iron Mountain holds dominant market share position and scale advantages, but we decided to take advantage of the run-up in its share price and exited the Fund’s position as the gap between stock price and the economic value of its business, in our view, had closed.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, consumer staples and industrials decreased and its allocations to the information technology sector increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, industrials and materials and was rather neutrally weighted to the Index in consumer discretionary, energy and health care. The Fund had no position at all in the utilities sector on August 31, 2011.

FUND BASICS

Flexible Cap Growth Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 3000
September 1, 2010–August 31, 2011	(based on NAV)[1]	Growth Index[2]

Class A	15.42%	24.25%
Class C	14.58	24.25
Institutional	15.77	24.25
Class IR	15.62	24.25
Class R	15.05	24.25

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	21.79%	3.85%	1/31/08
Class C	27.01	4.87	1/31/08
Institutional	29.48	6.05	1/31/08
Class IR	29.25	5.89	1/31/08
Class R	28.61	5.37	1/31/08

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	2.91%
Class C	2.01	3.66
Institutional	0.86	2.51
Class IR	1.01	2.66
Class R	1.51	3.16

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.7%	Computers & Peripherals
QUALCOMM, Inc.	3.5	Communications Equipment
Schlumberger Ltd.	3.2	Energy Equipment & Services
Google, Inc. Class A	2.8	Internet Software & Services
Oracle Corp.	2.0	Software
Thermo Fisher Scientific, Inc.	1.9	Life Sciences Tools & Services
Costco Wholesale Corp.	1.8	Food & Staples Retailing
Xilinx, Inc.	1.7	Semiconductors & Semiconductor Equipment
American Tower Corp. Class A	1.6	Wireless Telecommunication Services
Kennametal, Inc.	1.5	Machinery

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. “Short-term investments” represents repurchase agreements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Flexible Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	15.42%	2.69%
Including sales charges	9.05%	1.09%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	14.58%	2.00%
Including contingent deferred sales charges	13.53%	2.00%

Institutional (Commenced January 31, 2008)	15.77%	3.14%

Class IR (Commenced January 31, 2008)	15.62%	2.98%

Class R (Commenced January 31, 2008)	15.05%	2.48%

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 12.97%, 12.13%, 12.18%, 13.39%, 12.85%, 13.24% and 12.68%, respectively. These returns compare to the 25.61% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted most from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the health care sector helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the consumer discretionary, financials and information technology sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in water treatment company Nalco, oil and natural gas exploration and production company Petrohawk Energy and apparel, accessories and furnishings designer and distributor Polo Ralph Lauren.

Two of the Fund’s top three contributors to relative performance during the Reporting Period were companies that were agreed to be acquired. In our view, acquisitions demonstrate one method by which the valuation gap between a company’s price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential. Nalco, a company that held dominant market share in water treatment services to industrial and institutional end-markets as well as in integrated water treatment and process improvement services for the petroleum and petrochemical industries, agreed to be acquired by cleaning products giant Ecolab for $5.38 billion. Nalco had been a new purchase for the Fund during the Reporting Period. We had considered it attractive based on its well developed global footprint, significant presence in emerging markets and exposure to secular trends in enhanced oil recovery, ultra deepwater drilling and water management. In the energy sector, Petrohawk Energy agreed and was then actually acquired by BHP Billiton at a significant premium to its valuation.

PORTFOLIO RESULTS

Polo Ralph Lauren was a top contributor to the Fund’s relative results for the Reporting Period. Its shares rose after the company reported strong fiscal second quarter earnings driven by revenue growth and effective cost cutting. We believe Polo Ralph Lauren remained, at the end of the Reporting Period, well positioned to benefit from a growing presence in emerging markets and from expansion of its home and accessories products lines.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in office supply retailer Staples, virtual reality products company RealD and fiduciary bank Northern Trust.

Staples detracted from the Fund’s performance during the Reporting Period, as the company reported earnings that were below consensus estimates and lowered guidance for 2011. While we continued to believe that macroeconomic headwinds facing Staples during the Reporting Period were cyclical in nature and not evidence of structural issues associated with the company’s business model, we felt it was prudent to exit the Fund’s position in its stock.

RealD, a company that designs, manufactures and licenses 3D (three-dimension) technology, detracted from the Fund’s relative performance. The company’s earnings were impacted as revenues from 3D movies released during the Reporting Period lagged those of 3D films released during the prior year. Despite what we consider to be this short-term headwind, we continued to believe at the end of the Reporting Period that RealD was well positioned for growth as its technology continues to be implemented into theatres and as more movies are released in 3D. In our view, RealD should be a beneficiary as 3D movies begin to gain share of total box office revenues.

Northern Trust detracted from the Fund’s relative performance during the Reporting Period. Northern Trust’s shares declined as the bank continued to be pressured by persistently low interest rates. We maintained the Fund’s position because we believe Northern Trust remains focused on expanding its business in core markets. Also, given the company’s solid balance sheet and cash position, we believe that its management may begin to redeploy capital through stock buybacks and dividend increases.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in SBA Communications, a wireless tower owner and operator that licenses antennae space on its towers to wireless service providers. We believe the company’s business model is attractive with long-term leases and fixed annual lease escalators that provide transparency and predictability to revenue and earnings growth. As demand for mobile content grows, we believe tower leasing will increase. Wireless carriers are required to add capacity in order to support greater usage, network upgrades and improved coverage.

We established a Fund position in Urban Outfitters during the Reporting Period. This specialty retailer operates numerous successful brands, including Urban Outfitters, Anthropologie, Free People and Terrain. We found the company attractive as it has been rapidly expanding its store base and has demonstrated success in introducing brands to the global marketplace. In addition, we believe management has a track record of strong execution, producing disciplined capital allocation and consistent sales growth over a multi-year period.

Conversely, we eliminated the Fund’s position in American Tower during the Reporting Period. The company has been a long-term holding in the Fund’s portfolio and has been a strong performer since our time of purchase. However, during the Reporting Period, we came to the decision that given its larger market capitalization, it was no longer suitable for a mid-cap portfolio.

The Fund sold its position in records and information management services company Iron Mountain. We continued to believe that Iron Mountain holds dominant market share position and scale advantages, but we decided to take advantage of the run-up in its share price and exited the Fund’s position as the gap between stock price and the economic value of its business, in our view, had closed.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and industrials decreased and its allocations to health care and information technology increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, consumer staples, health care, industrials and materials. The Fund was rather neutrally weighted to the Index in energy and had no position at all in utilities on August 31, 2011.

FUND BASICS

Growth Opportunities Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2010–August 31, 2011	(based on NAV)[1]	Growth Index[2]

Class A	12.97%	25.61%
Class B	12.13	25.61
Class C	12.18	25.61
Institutional	13.39	25.61
Service	12.85	25.61
Class IR	13.24	25.61
Class R	12.68	25.61

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	23.11%	7.04%	4.59%	10.39%	5/24/99
Class B	24.20	7.02	4.55	10.42	5/24/99
Class C	28.27	7.45	4.40	10.09	5/24/99
Institutional	30.71	8.68	5.60	11.34	5/24/99
Service	30.15	8.15	5.09	10.79	5/24/99
Class IR	30.56	N/A	N/A	5.13	11/30/07
Class R	29.91	N/A	N/A	4.63	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.44%
Class B	2.10	2.19
Class C	2.10	2.19
Institutional	0.95	1.04
Service	1.45	1.54
Class IR	1.10	1.19
Class R	1.60	1.69

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

Cameron International Corp.	2.5%	Energy Equipment & Services
PVH Corp.	2.5	Textiles, Apparel & Luxury Goods
Kennametal, Inc.	2.5	Machinery
SBA Communications Corp. Class A	2.5	Wireless Telecommunication Services
Xilinx, Inc.	2.4	Semiconductors & Semiconductor Equipment
St. Jude Medical, Inc.	2.4	Health Care Equipment & Supplies
IntercontinentalExchange, Inc.	2.3	Diversified Financial Services
Global Payments, Inc.	2.1	IT Services
Dril-Quip, Inc.	2.1	Energy Equipment & Services
Bed Bath & Beyond, Inc.	2.1	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. “Short-term investments” represents repurchase agreements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2001 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	12.97%	6.40%	5.12%	9.74%
Including sales charges	6.76%	5.21%	4.53%	9.24%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	12.13%	5.59%	4.49%	9.26%
Including contingent deferred sales charges	7.07%	5.17%	4.49%	9.26%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	12.18%	5.61%	4.34%	8.93%
Including contingent deferred sales charges	11.17%	5.61%	4.34%	8.93%

Institutional (Commenced May 24, 1999)	13.39%	6.82%	5.54%	10.17%

Service (Commenced May 24, 1999)	12.85%	6.30%	5.02%	9.63%

Class IR (Commenced November 30, 2007)	13.24%	N/A	N/A	1.82%

Class R (Commenced November 30, 2007)	12.68%	N/A	N/A	1.33%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 15.30%, 14.41%, 14.51%, 15.77%, 15.19%, 15.60% and 14.97%, respectively. These returns compare to the 27.82% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated strong double-digit absolute gains, but stock selection overall detracted most from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the health care sector helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the consumer discretionary, information technology and financials sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oil and natural gas exploration and production company Petrohawk Energy, pharmaceutical company Pharmasset and applications software company Emdeon.

Petrohawk Energy was a top contributor to the Fund’s relative results for the Reporting Period. The company agreed to be acquired by BHP Billiton at a significant premium to its valuation. In our view, acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long- term growth potential.

Health care company Pharmasset was also a top contributor to the Fund’s relative returns during the Reporting Period. While still in the early phases of development, we believe the company is emerging as a leader in the multibillion dollar category for the treatment of hepatitis C. In our view, Pharmasset is well positioned as data for the company’s treatment continues to evolve.

PORTFOLIO RESULTS

Emdeon, a leading provider of health care revenue and payment cycle management and clinical information exchange solutions, contributed to the Fund’s relative performance during the Reporting Period. Blackstone Group LP entered into an agreement to take Emdeon private for approximately $3 billion, a transaction expected to close by year-end 2011. The buyout validates our long-term strategic view and valuation assessment of Emdeon and represents another case wherein the gap between a company’s market value and economic value can close quickly.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in solar power modules encapsulant manufacturer STR Holdings, enterprise software and services company MedAssets and biopharmaceutical company Amylin Pharmaceuticals.

STR Holdings, a company that engineers a material used in the production of solar panels, detracted from the Fund’s relative performance during the Reporting Period. Its shares fell due to uncertainty about the reduction in solar industry subsidies in the Eurozone. We maintained the holding, however, because we believe the company remains well positioned to benefit from overall growth in the solar power generation industry, as it is a provider of solar encapsulates and not a manufacturer of solar modules. In our view, solar module prices may decline as the business becomes more commoditized, which should, in turn, drive demand higher and subsequently lead to strong volume growth in encapsulates.

MedAssets, which is a financial improvement partner for health care providers, utilizing technological solutions and services to manage costs and improve revenue capture, detracted from the Fund’s performance during the Reporting Period. Its shares fell after the company reported fiscal fourth quarter earnings that were below expectations. As we believe the company offers value-added services to hospitals and is well positioned to grow in this fragmented industry despite recent poor execution, we continued to hold the position.

Amylin Pharmaceuticals’ shares declined after an unexpected regulatory setback called into question the approvability of its key drug, Bydureon. We believe that in the absence of Bydureon, the ability of the company to become sustainably profitable and meet its debt obligations became less certain. As a result, we sold the Fund’s position in the company during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We added Nalco to the Fund’s portfolio during the Reporting Period. At the time of purchase, the company held dominant market share in water treatment services to industrial and institutional end-markets as well as in integrated water treatment and process improvement services for the petroleum and petrochemical industries. In our view, the company was attractive based on its well developed global footprint, significant presence in emerging markets and exposure to secular trends in enhanced oil recovery, ultra deepwater drilling and water management. Later in the Reporting Period, Nalco agreed to be acquired by cleaning products giant Ecolab for $5.38 billion.

We initiated a Fund position in Rackspace Hosting, a leading provider of hosting and cloud computing services. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) We believe Rackspace Hosting differentiates itself through its focus on client service, an advantage that we believe should lead to increased adoption, subscriber growth and recurring revenue. Furthermore, we believe Rackspace Hosting is well positioned to gain market share as the architecture of computing continues to shift towards the cloud. Shortly before we purchased its stock, the company had reported weaker than expected fiscal third quarter earnings results. Given our strong conviction in the name, we took advantage of what we considered to be a short-term dislocation in the market and established a position in the Fund.

PORTFOLIO RESULTS

Conversely, the Fund sold its position in records and information management services company Iron Mountain. We continued to believe that Iron Mountain holds dominant market share position and scale advantages, but we decided to take advantage of the run-up in its share price and exited the Fund’s position as the gap between stock price and the economic value of its business, in our view, had closed.

The Fund eliminated its position in non-alcoholic beverage company Hansen Natural during the Reporting Period. Hansen Natural’s shares performed well as the company rapidly grew sales, specifically of its Monster brand energy drink. While we continued to have conviction in the company’s growth prospects, we believe its stock had reached full valuation and thus decided to exit the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and information technology increased and its allocations to financials and consumer staples decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, financials and telecommunication services sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, energy and materials. The Fund was rather neutrally weighted to the Index in health care, industrials and information technology and had no position at all in utilities on August 31, 2011.

FUND BASICS

Small/Mid Cap Growth Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2010–August 31, 2011	(based on NAV)[1]	Growth Index[2]

Class A	15.30%	27.82%
Class B	14.41	27.82
Class C	14.51	27.82
Institutional	15.77	27.82
Service	15.19	27.82
Class IR	15.60	27.82
Class R	14.97	27.82

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Since Inception	Inception Date

Class A	23.36%	8.08%	8.13%	6/30/05
Class B	24.42	8.15	8.27	6/30/05
Class C	28.61	8.47	8.27	6/30/05
Institutional	31.04	9.71	9.52	6/30/05
Service	30.33	9.17	8.97	6/30/05
Class IR	30.76	n/a	5.82	11/30/07
Class R	30.14	n/a	5.31	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.54%
Class B	2.10	2.29
Class C	2.10	2.29
Institutional	0.95	1.14
Service	1.45	1.64
Class IR	1.10	1.29
Class R	1.60	1.79

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

SBA Communications Corp. Class A	2.5%	Wireless Telecommunication Services
PVH Corp.	2.4	Textiles, Apparel & Luxury Goods
Kennametal, Inc.	2.4	Machinery
Emdeon, Inc. Class A	2.1	Health Care Technology
Xilinx, Inc.	1.9	Semiconductors & Semiconductor Equipment
Global Payments, Inc.	1.8	IT Services
Coinstar, Inc.	1.8	Diversified Consumer Services
Healthcare Services Group, Inc.	1.7	Commercial Services & Supplies
Evercore Partners, Inc. Class A	1.7	Capital Markets
Henry Schein, Inc.	1.7	Health Care Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. “Short-term investments” represents repurchase agreements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2005)
Excluding sales charges	15.30%	7.44%	6.87%
Including sales charges	8.99%	6.22%	5.90%

Class B (Commenced June 30, 2005)
Excluding contingent deferred sales charges	14.41%	6.63%	6.02%
Including contingent deferred sales charges	9.31%	6.29%	6.02%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	14.51%	6.63%	6.02%
Including contingent deferred sales charges	13.49%	6.63%	6.02%

Institutional (Commenced June 30, 2005)	15.77%	7.86%	7.25%

Service (Commenced June 30, 2005)	15.19%	7.33%	6.70%

Class IR (Commenced November 30, 2007)	15.60%	N/A	2.39%

Class R (Commenced November 30, 2007)	14.97%	N/A	1.88%

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in large-capitalization growth stocks and is more selective and focused than many mutual funds, typically holding 50-70 companies in its portfolio. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 14.89%, 14.03%, 13.87%, 15.33%, 14.90%, 14.99% and 14.52%, respectively. These returns compare to the 23.96% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated strong double-digit absolute gains, but stock selection overall detracted most from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the energy sector helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the consumer discretionary, financials and consumer staples sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in global payment transaction processing services company MasterCard, oilfield services company Schlumberger and domestics merchandise retailer Bed Bath & Beyond.

Shares of MasterCard rose during the Reporting Period after the Federal Reserve Board (“the Fed”) announced its final decision on debit interchange rates, or charges on debit card transactions, as part of the Durbin amendment, which was more favorable for the company than the market anticipated. (The Durbin amendment is an addition to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.) The company also benefited during the Reporting Period from better than expected purchase volume, processed transactions and cross-border volume growth. At the end of the Reporting Period, we believed that, long term, the company’s large payment network and robust global footprint should allow it to benefit from secular growth in cash-less payments and, in turn, from anticipated transaction volume growth.

Schlumberger contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported that international activity was recovering faster than the market expected. At the end of the Reporting Period, we continued to have conviction in the company, as it holds dominant market share in most of its product lines and offers a technological advantage over many of its competitors. We also continued to believe that growth in global demand for oil will continue to expand as supply growth becomes more challenging, thereby potentially leading to significant opportunities for Schlumberger.

PORTFOLIO RESULTS

Bed Bath & Beyond was a top contributor to the Fund’s relative performance. During the Reporting Period, the company made strides in lowering expenses while simultaneously growing its store base at a faster rate than other retailers. In addition, the company successfully introduced several new store concepts and benefited from weakened competitors.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in office supply retailer Staples, beauty and related products manufacturer Avon Products and beverage, snack and food manufacturer PepsiCo.

Staples detracted from the Fund’s performance during the Reporting Period, as the company reported earnings that were below consensus estimates and lowered guidance for 2011. While we continued to believe that macroeconomic headwinds facing Staples during the Reporting Period were cyclical in nature and not evidence of structural issues associated with the company’s business model, we felt it was prudent to trim the Fund’s position in its stock. We maintained a holding in the company, however, as we believe that Staples may be in a position to gain market share if competitors are weakened by Staples’ aggressive pricing and if the industry, as a result, becomes more consolidated.

Avon Products hurt the Fund’s relative results as well. Avon Products’ earnings were impacted during the Reporting Period by disappointing sales and softer margins due to higher input costs. Input costs are the costs of material, labor and other overhead items devoted to the production of the company’s goods and services. In addition, company management lowered its sales guidance for 2011. Despite these near term headwinds, we continued to believe, at the end of the Reporting Period, that Avon Products was poised to deliver higher operating margins over the next few years, as its broad geographic footprint, particularly its presence in Latin America, provides exposure to numerous growing markets.

PepsiCo detracted from the Fund’s performance as pressures from commodity inflation and weak consumer spending proved to be headwinds for the company. We believe such headwinds slowed PepsiCo’s ability to execute its turnaround plan in its North American beverage division. Still, in our view, these issues are transient in nature. At the end of the Reporting Period, we believed that, over the long term, PepsiCo is well positioned to generate sustainable earnings growth given its strong brand portfolio and dominant position in the global snack food business.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in American Express, a high quality global franchise with a strong brand name synonymous with credit cards and travel-related services. In our view, the stock was attractively valued, as it was trading at a discount to its longer-term average price to earnings ratio. Despite solid operating results, the stock had been pressured by uncertainty around the impact of financial regulation. We believe this environment created an attractive entry point, as we believed at the time of purchase that American Express’ business prospects were still strong given its high potential to benefit from a turnaround in corporate hiring. Further, the stock offered an attractive dividend yield, and American Express received federal regulatory approval in March 2011 to repurchase its shares. Importantly, over 45% of American Express’ cards are issued outside of the United States. Company management built credibility in 2008 when it reduced credit lines to at-risk customers and strengthened underwriting practices in states facing home price deterioration. As a result, American Express had, at the end of the Reporting Period, one of the best capital positions within the financials sector in our view.

PORTFOLIO RESULTS

We established a Fund position in Emerson Electric during the Reporting Period. Emerson Electric is a leading diversified global manufacturing and technology company that designs and supplies products and services to industrial, commercial and consumer markets. The company holds dominant market share in many of its business segments and, in our view, has exposure to growth opportunities within its automation and energy segments and in the emerging markets. We believe the company’s position as a market leader is further enhanced by innovative research and development programs and by its global low cost footprint. Finally, in our view, the company has an excellent management team with a history of strong execution, which may provide opportunities for expanding margins and potentially returning capital to shareholders.

Conversely, we sold the Fund’s position in data networking products supplier Cisco Systems. After the company reported disappointing fiscal second quarter results, we became concerned about the sustainability of profit margins in the company’s core switching and router businesses as well as about increased competition in those businesses. Although we expected Cisco Systems to continue to be a leader in its markets over the long term, we believed there were other investments with more attractive risk/return profiles.

We eliminated the Fund’s position in biomedical therapies manufacturer Biogen Idec during the Reporting Period. Its shares had risen significantly after the company reported strong earnings as well as positive results from a late-stage clinical trial of its experimental multiple sclerosis drug. We decided to exit the position, taking profits, as we believed our long-term thesis on the company had played out and that the company’s stock price reflected the value of the company’s drug pipeline at the time of sale.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and consumer staples decreased and its allocations to consumer discretionary, industrials and information technology increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, information technology, telecommunication services and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, consumer staples, energy and materials. The Fund was rather neutrally weighted to the Index in health care and had no position at all in utilities on August 31, 2011.

FUND BASICS

Strategic Growth Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2010–August 31, 2011	(based on NAV)[1]	Growth Index[2]

Class A	14.89%	23.96%
Class B	14.03	23.96
Class C	13.87	23.96
Institutional	15.33	23.96
Service	14.90	23.96
Class IR	14.99	23.96
Class R	14.52	23.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	18.32%	2.37%	-0.26%	-0.02%	5/24/99
Class B	19.26	2.41	-0.31	-0.05	5/24/99
Class C	23.23	2.74	-0.44	-0.30	5/24/99
Institutional	25.68	3.95	0.72	0.85	5/24/99
Service	25.18	3.51	0.32	0.46	5/24/99
Class IR	25.46	N/A	N/A	19.40	01/06/09
Class R	24.99	N/A	N/A	18.85	01/06/09

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.15%	1.53%
Class B	1.90	2.28
Class C	1.90	2.28
Institutional	0.75	1.13
Service	1.25	1.63
Class IR	0.90	1.28
Class R	1.40	1.78

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.2%	Computers & Peripherals
QUALCOMM, Inc.	4.6	Communications Equipment
Schlumberger Ltd.	4.4	Energy Equipment & Services
Google, Inc. Class A	3.5	Internet Software & Services
American Tower Corp. Class A	3.3	Wireless Telecommunication Services
Xilinx, Inc.	2.8	Semiconductors & Semiconductor Equipment
Oracle Corp.	2.8	Software
Costco Wholesale Corp.	2.7	Food & Staples Retailing
Microsoft Corp.	2.6	Software
MasterCard, Inc. Class A	2.5	IT Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. “Short-term investments” represents repurchase agreements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2001 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	14.89%	1.66%	0.62%	–0.15%
Including sales charges	8.52%	0.51%	0.05%	–0.61%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	14.03%	0.90%	0.00%	–0.64%
Including contingent deferred sales charges	9.03%	0.51%	0.00%	–0.64%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	13.87%	0.87%	–0.14%	–0.89%
Including contingent deferred sales charges	12.87%	0.87%	–0.14%	–0.89%

Institutional (Commenced May 24, 1999)	15.33%	2.06%	1.03%	0.24%

Service (Commenced May 24, 1999)	14.90%	1.63%	0.63%	–0.14%

Class IR (Commenced January 6, 2009)	14.99%	N/A	N/A	14.82%

Class R (Commenced January 6, 2009)	14.52%	N/A	N/A	14.35%

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fundsm

Portfolio Composition

The Fund invests primarily in equity investments of “Technology Tollkeeper” companies. In general, the Goldman Sachs Growth Equity Investment Team defines a Technology Tollkeeper company as a high quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. The Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Tollkeeper Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 10.35%, 9.58%, 9.59%, 10.83% and 10.35%, respectively. These returns compare to the 22.02% average annual total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

The Fund introduced Class IR Shares on September 30, 2010. From that date through August 31, 2011, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of -1.95%. This return compares to the 8.90% cumulative total return of the NASDAQ Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive absolute returns, but stock selection overall detracted most from its performance relative to the NASDAQ Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Index have the majority of their respective assets allocated to the information technology sector and our Team’s focus is on picking stocks that fit our definition of a Technology Tollkeeper company, broad equity market sector performance generally does not have a meaningful impact on relative performance.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in digital media content provider Sonic Solutions, integrated mobile telecommunications content provider Motricity and web hosting and design services provider Rackspace Hosting.

Sonic Solutions, a third party provider of streaming movie content, was a top contributor to the Fund’s results during the Reporting Period. Its shares rose after the company agreed to be acquired by Rovi at a significant premium to the previous close. We subsequently sold the Fund’s position in Sonic Solutions. We believe that acquisitions demonstrate one method by which the valuation gap between a company’s stock price and the intrinsic worth of the franchise can close quickly when other business buyers recognize the company’s long-term growth potential.

PORTFOLIO RESULTS

Motricity contributed to the Fund’s relative performance during the Reporting Period. Its shares advanced after the company reported better than expected earnings and announced an agreement with Celcom, a telecommunication services operator in Malaysia and a subsidiary of the Axiata Group. Previously, the company had entered into an agreement with XL Axiata, an Indonesian subsidiary of Axiata. We believe such agreements are a positive trend for Motricity, as the Axiata Group has additional holdings throughout Asia, including India, Singapore and Bangladesh. In turn, we believe Motricity is well positioned to offer its mobile software solutions to wireless providers throughout the world and particularly in emerging markets that have high growth in mobile device usage.

Rackspace Hosting, a leading provider of hosting and cloud computing services, contributed to the Fund’s relative performance during the Reporting Period. (Cloud computing is Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid.) Its shares rose after the company announced record subscriber growth. In addition, Rackspace Hosting reported new product launches and improved sales capabilities that we believe will accelerate its growth going forward in 2011. In our view, Rackspace Hosting differentiates itself through its focus on client service, an advantage that we believe should lead to increased adoption, subscriber growth and recurring revenue. Furthermore, we believe Rackspace Hosting is well positioned to gain market share as the architecture of computing continues to shift towards the cloud. Rackspace Hosting was a new purchase for the Fund during the Reporting Period. Shortly before we purchased its stock, the company had reported weaker than expected fiscal third quarter earnings results. Given our strong conviction in the name, we took advantage of what we considered to be a short-term dislocation in the market and established a position in the Fund.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in audio signal processing systems developer Dolby Laboratories, solar power modules encapsulant manufacturer STR Holdings and satellite imagery provider DigitalGlobe.

Dolby Laboratories collects royalties from companies that employ its audio technology designed to enhance the entertainment experience. Its stock fell after it announced that Microsoft’s next-generation operating system, Windows 8, would not incorporate Dolby technologies at present. As the company gets paid royalties on most copies of Windows 7 currently, we believe there could be a significant decline in its earnings as the personal computer market transitions to Windows 8 early in 2012. Still, we continued to see value in the company as the addressable market outside of personal computers for Dolby Laboratories’ audio technologies remains large and is expected to continue to grow. As a result, at the end of the Reporting Period, we continued to monitor the company’s success in smart phones, tablets and other mobile devices, evaluating the potential for these devices to offset the impact from personal computers.

STR Holdings, a company that engineers a material used in the production of solar panels, detracted from the Fund’s relative performance during the Reporting Period. Its shares fell due to uncertainty about the reduction in solar industry subsidies in the Eurozone. We maintained the holding because we believe the company remains well positioned to benefit from overall growth in the solar power generation industry, as it is a provider of solar encapsulates and not a manufacturer of solar modules. In our view, solar module prices may decline as the business becomes more commoditized, which should, in turn, drive demand higher and subsequently lead to strong volume growth in encapsulates.

DigitalGlobe, a leading provider of high quality satellite and aerial imagery to government, consumer services and enterprise markets, detracted from the Fund’s relative results. Its shares declined after the company cut its fiscal year 2011 outlook and reported that some of the larger commercial deals in its pipeline may take longer than expected to close. We believe this is a short-term headwind, and thus we continued, at the end of the Reporting Period, to view the company as a market leader in a growing industry with high barriers to entry. The company operates a cash flow generating business with high margins, facilitating the delivery of current, high resolution imagery to desktop applications, portals, intranets and mobile devices. As such, over the long term, we believe DigitalGlobe is well positioned to benefit from the secular growth trends in satellite and aerial imagery.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Rackspace Hosting mentioned earlier, we initiated a Fund position in NVIDIA during the Reporting Period. NVIDIA designs microprocessors for use in computers and mobile devices. During the Reporting Period, NVIDIA expanded its offerings from graphics processors to mobile application processors to better address the growing personal computer, tablet and mobile device market. We believe NVIDIA is well positioned with attractive offerings to gain share in this growing market.

Conversely, the Fund sold its position in records and information management services company Iron Mountain. We continued to believe that Iron Mountain holds dominant market share position and scale advantages, but we decided to take advantage of the run-up in its share price and exited the Fund’s position as the gap between stock price and the economic value of its business, in our view, had closed.

We eliminated the Fund’s position in data networking products supplier Cisco Systems. After the company reported disappointing fiscal second quarter results, we became concerned about the sustainability of profit margins in the company’s core switching and router businesses as well as about increased competition in those businesses. Although we expected Cisco Systems to continue to be a leader in its markets over the long term, we believed there were other investments with more attractive risk/return profiles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, consumer discretionary and telecommunication services decreased and its allocations to information technology and financials increased relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had overweighted positions relative to the NASDAQ Index in telecommunication services and more modestly so in the materials sector. On the same date, the Fund had underweighted positions compared to the NASDAQ Index in consumer discretionary, financials and industrials. The Fund had no exposure to the consumer staples, energy, health care and utilities sectors on August 31, 2011.

FUND BASICS

Technology Tollkeeper Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	NASDAQ
September 1, 2010–August 31, 2011	(based on NAV)[1]	Composite Index[2]

Class A	10.35%	22.02%
Class B	9.58	22.02
Class C	9.59	22.02
Institutional	10.83	22.02
Service	10.35	22.02

September 30, 2010–August 31, 2011

Class IR	-1.95%	8.90%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	23.92%	9.58%	2.04%	2.04%	10/1/99
Class B	25.14	9.74	1.99	1.99	10/1/99
Class C	29.17	10.00	1.85	1.75	10/1/99
Institutional	31.75	11.28	3.03	2.95	10/1/99
Service	31.00	10.75	2.55	2.45	10/1/99
Class IR	N/A	N/A	N/A	12.52	9/30/10

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.63%
Class B	2.25	2.38
Class C	2.25	2.38
Institutional	1.10	1.23
Service	1.60	1.73
Class IR	1.25	1.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	8.9%	Computers & Peripherals
Google, Inc. Class A	5.9	Internet Software & Services
QUALCOMM, Inc.	5.9	Communications Equipment
NetApp, Inc.	4.4	Computers & Peripherals
Amphenol Corp. Class A	4.3	Electronic Equipment, Instruments &
		Components
Coinstar, Inc.	4.1	Diversified Consumer Services
Xilinx, Inc.	4.0	Semiconductors & Semiconductor Equipment
Salesforce.com, Inc.	3.9	Software
Oracle Corp.	3.6	Software
Rackspace Hosting, Inc.	3.5	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. “Short-term investments” represents repurchase agreements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUNDSM

Performance Summary
August 31, 2011

The following graph shows the value as of August 31, 2011, of a $10,000 investment made on September 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Tollkeeper Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2001 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	10.35%	7.44%	3.93%	1.31%
Including sales charges	4.26%	6.22%	3.33%	0.84%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	9.58%	6.63%	3.31%	0.79%
Including contingent deferred sales charges	4.58%	6.32%	3.31%	0.79%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	9.59%	6.61%	3.16%	0.55%
Including contingent deferred sales charges	8.59%	6.61%	3.16%	0.55%

Institutional (Commenced October 1, 1999)	10.83%	7.84%	4.35%	1.72%

Service (Commenced October 1, 1999)	10.35%	7.33%	3.86%	1.24%

Class IR (Commenced September 30, 2010)	N/A	N/A	N/A	–1.95*

* Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Fund

Portfolio Composition

The Fund seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in U.S. large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Standard & Poor’s 500 Index. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be high-quality companies that have compelling prospects and attractive valuations. The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may also, but does not currently intend to, invest in fixed income securities, including government, corporate and bank debt obligations. The Goldman Sachs Growth Equity Investment Team uses fundamental research to find strong business franchises with favorable long-term growth prospects and excellent management. Investment criteria include dominant market share, positive free cash flow, enduring competitive advantages and sustainable growth. The process also includes a valuation component. The Goldman Sachs Fundamental Equity Value Investment Team’s philosophy is based on the belief that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. The Team uses a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team discuss the Goldman Sachs U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 12.94%, 12.19%, 13.54%, 13.32% and 12.70%, respectively. These returns compare to the 18.50% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted most from its performance relative to the S&P 500 Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, industrials and materials sectors helped the Fund’s performance most relative to the S&P 500 Index. Detracting from the Fund’s relative results most was stock selection in the financials, consumer discretionary and energy sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in global payment transaction processing services company MasterCard, oilfield services company Schlumberger and discount retailer Costco Wholesale.

Shares of MasterCard rose during the Reporting Period after the Federal Reserve Board (“the Fed”) announced its final decision on debit interchange rates, or charges on debit card transactions, as part of the Durbin amendment, which was more favorable for the company than the market anticipated. (The Durbin amendment is an addition to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.) The company also benefited during the Reporting Period from better than expected purchase volume, processed transactions and cross-border volume growth. At the end of the Reporting Period, we believed that, long term, the company’s large payment network and robust global footprint should allow it to benefit from secular growth in cash-less payments and, in turn, from anticipated transaction volume growth.

PORTFOLIO RESULTS

Schlumberger contributed to the Fund’s performance during the Reporting Period. Its shares rose as the company reported that international activity was recovering faster than the market expected. At the end of the Reporting Period, we continued to have conviction in the company, as it holds dominant market share in most of its product lines and offers a technological advantage over many of its competitors. We also continued to believe that growth in global demand for oil will continue to expand as supply growth becomes more challenging, thereby potentially leading to significant opportunities for Schlumberger.

Costco Wholesale’s stock performed well after the company reported strong earnings results and an increase in same store sales. At the end of the Reporting Period, we continued to believe that Costco Wholesale is well positioned for an inflationary environment, as it has the ability to pass along food input price increases while simultaneously benefiting from gasoline inflation in its fuel sales. In our view, accelerated customer traffic and an uptick in renewal rates should continue to drive strong earnings growth going forward.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in office supply retailer Staples, beauty and related products manufacturer Avon Products and wireless and wireline telecommunication services company Sprint Nextel.

Staples detracted from the Fund’s performance during the Reporting Period, as the company reported earnings that were below consensus estimates and lowered guidance for 2011. Despite pressure on the stock, we continued to believe that macroeconomic headwinds facing Staples during the Reporting Period were cyclical in nature and not evidence of structural issues associated with the company’s business model. We believe that Staples may be in a position to gain market share if competitors are weakened by Staples’ aggressive pricing and if the industry, as a result, becomes more consolidated. Further, in addition to its retail locations, Staples has a significant online business and indeed is one of the largest online retailers in North America.

Avon Products hurt the Fund’s relative results as well. Avon Products’ earnings were impacted during the Reporting Period by disappointing sales and softer margins due to higher input costs. Input costs are the costs of material, labor and other overhead items devoted to the production of the company’s goods and services. In addition, company management lowered its sales guidance for 2011. Despite these near term headwinds, we continued to believe, at the end of the Reporting Period, that Avon Products was poised to deliver higher operating margins over the next few years, as its broad geographic footprint, particularly its presence in Latin America, provides exposure to numerous growing markets.

In telecommunication services, Sprint Nextel suffered from increased competitive pressures, even as fundamentals in the company’s core business showed improvement, as churn, or the number of customers who switch to a competitor, declined and average revenue per unit increased. Sprint Nextel’s shares traded down further after the company announced an earnings miss in the second quarter of 2011, driven by higher than expected expenses. At the end of the Reporting Period, we continued to believe there is potential for EBITDA (earnings before interest, taxes, depreciation and amortization) margin expansion over the next few years should churn and revenue continue to improve, and we remained positive on the company’s near- and longer-term prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In the energy sector, we initiated a Fund position in Exxon Mobil, an industry leader in exploration and production of natural gas and crude oil. In an environment of increasing uncertainty regarding global economic activity, Exxon Mobil, in our view, provides strong defensive attributes to the Fund’s energy positioning. We believe that the company has a strong balance sheet and superior free cash flow generation. In addition, we believe that company management has already positioned Exxon Mobil for declining oil prices, seen during the last several months of the Reporting Period, by repositioning its business mix to take advantage of increasing global demand for natural gas.

PORTFOLIO RESULTS

Also within the energy sector, we initiated a Fund position in Devon Energy during the Reporting Period. Devon Energy is one of the largest independent oil and gas exploration and production companies in the world. In our view, Devon Energy’s asset base, which is principally land in North America, should provide solid organic production growth over the next several years, and we believe prolonged geopolitical uncertainty abroad will increase the value of North American assets. In our view, management should achieve its target top-line production growth in 2011 and additional exploratory success could provide further upside. Devon Energy has a deep inventory of oil and liquids-rich growth plays as well as significant exposure to emerging plays, including oil and liquids-rich opportunities in the Permian Basin and Canada. In the oil and gas industry, plays are defined as those activities associated with petroleum development in a given area.

We established a Fund position in American Express, a high quality global franchise with a strong brand name synonymous with credit cards and travel-related services. In our view, the stock was attractively valued, as it was trading at a discount to its longer-term average price to earnings ratio. Despite solid operating results, the stock had been pressured by uncertainty around the impact of financial regulation. We believe this environment created an attractive entry point, as we believed at the time of purchase that American Express’ business prospects were still strong given its high potential to benefit from a turnaround in corporate hiring. Further, the stock offered an attractive dividend yield, and American Express received federal regulatory approval in March 2011 to repurchase its shares. Importantly, over 45% of American Express’ cards are issued outside of the United States. Company management built credibility in 2008 when it reduced credit lines to at-risk customers and strengthened underwriting practices in states facing home price deterioration. As a result, American Express had, at the end of the Reporting Period, one of the best capital positions within the financials sector in our view.

Conversely, we sold the Fund’s position in data networking products supplier Cisco Systems. After the company reported disappointing fiscal second quarter results, we became concerned about the sustainability of profit margins in the company’s core switching and router businesses as well as about increased competition in those businesses. Although we expected Cisco Systems to continue to be a leader in its markets over the long term, we believed there were other investments with more attractive risk/return profiles.

We eliminated the Fund’s position in medical products company Baxter International. While its stock had traded down in early 2010 following disappointing revenue and earnings per share guidance, Baxter International had recovered from these lows during the Reporting Period and, in our view, the stock price adequately reflected, at the time of our sale, the growth prospects for the business going forward. We continue to believe the company maintains a competitive advantage in most of its product areas. However, in our view, an early stage hemophilia drug from a competitor may emerge as a threat to Baxter International’s hemophilia franchise. Therefore, we no longer considered Baxter International as one of our highest conviction names and decided to exit the position.

We sold the Fund’s position in supplemental insurance company Aflac due to its exposure to the Japanese market. Aflac derives approximately 80% of its earnings from Japan, where it specializes in cancer and health insurance. Due to the uncertainty regarding potential radiation poisoning there, the downside risk of the company increased, in our view. We believe that demand for cancer insurance may ultimately increase in Japan, but because the potential for high future liabilities is difficult to predict, we felt it prudent to eliminate the Fund’s position in the company.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased and its allocations to consumer staples and health care decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had overweighted positions relative to the S&P 500 Index in the consumer discretionary, financials and information technology. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in energy, consumer staples, materials and utilities and was rather neutrally weighted to the Index in consumer staples, health care, industrials and telecommunication services.

FUND BASICS

U.S. Equity Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
September 1, 2010–August 31, 2011	(based on NAV)[1]	S&P 500 Index[2]

Class A	12.94%	18.50%
Class C	12.19	18.50
Institutional	13.54	18.50
Class IR	13.32	18.50
Class R	12.70	18.50

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Since Inception	Inception Date

Class A	20.33%	8.58%	11/30/09
Class C	25.34	11.62	11/30/09
Institutional	27.96	12.97	11/30/09
Class IR	27.62	12.77	11/30/09
Class R	27.07	12.21	11/30/09

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.18%	11.67%
Class C	1.93	12.42
Institutional	0.78	11.27
Class IR	0.93	11.42
Class R	1.43	11.92

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	4.4%	Computers & Peripherals
General Electric Co.	3.6	Industrial Conglomerates
JPMorgan Chase & Co.	3.6	Diversified Financial Services
QUALCOMM, Inc.	3.2	Communications Equipment
Merck & Co., Inc.	2.9	Pharmaceuticals
The Boeing Co.	2.8	Aerospace & Defense
Google, Inc. Class A	2.7	Internet Software & Services
Schlumberger Ltd.	2.7	Energy Equipment & Services
Exxon Mobil Corp.	2.2	Oil, Gas & Consumable Fuels
NIKE, Inc. Class B	2.0	Textiles, Apparel & Luxury Goods

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. “Short-term investments” represents repurchase agreements.

GOLDMAN SACHS U.S. EQUITY FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2009 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	12.94%	4.45%
Including sales charges	6.68%	1.14%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	12.19%	3.64%
Including contingent deferred sales charges	11.19%	3.64%

Institutional (Commenced November 30, 2009)	13.54%	4.91%

Class IR (Commenced November 30, 2009)	13.32%	4.73%

Class R (Commenced November 30, 2009)	12.70%	4.19%

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 99.4%
Aerospace & Defense – 2.2%
246,627	Honeywell International, Inc.	$11,791,237
166,366	United Technologies Corp.	12,352,675

		24,143,912

Auto Components – 0.4%
147,859	Johnson Controls, Inc.	4,713,745

Beverages – 2.8%
286,967	PepsiCo., Inc.	18,489,284
167,392	The Coca-Cola Co.	11,792,766

		30,282,050

Biotechnology – 1.6%
102,054	Amgen, Inc.	5,654,302
279,546	Gilead Sciences, Inc.*	11,149,692

		16,803,994

Capital Markets – 1.1%
219,374	Northern Trust Corp.	8,430,543
250,105	The Charles Schwab Corp.	3,083,794

		11,514,337

Chemicals – 2.6%
152,304	Ecolab, Inc.	8,163,494
49,972	Monsanto Co.	3,444,570
164,245	Praxair, Inc.	16,176,490

		27,784,554

Communications Equipment – 3.4%
184,331	Juniper Networks, Inc.*	3,858,048
634,883	QUALCOMM, Inc.	32,671,079

		36,529,127

Computers & Peripherals* – 7.7%
186,736	Apple, Inc.	71,861,615
292,716	NetApp, Inc.	11,011,976

		82,873,591

Construction & Engineering* – 0.3%
164,003	Quanta Services, Inc.	3,147,218

Consumer Finance – 1.6%
357,872	American Express Co.	17,789,817

Diversified Financial Services – 2.4%
62,548	CME Group, Inc.	16,707,822
45,206	IntercontinentalExchange, Inc.*	5,332,048
99,825	MSCI, Inc. Class A*	3,450,950

		25,490,820

Electrical Equipment – 2.2%
367,663	Emerson Electric Co.	17,114,712
89,485	Roper Industries, Inc.	6,885,871

		24,000,583

Electronic Equipment, Instruments & Components – 1.2%
271,996	Amphenol Corp. Class A	12,778,372

Energy Equipment & Services – 8.1%
267,385	Cameron International Corp.*	13,893,325
561,689	Halliburton Co.	24,922,141
175,375	National-Oilwell Varco, Inc.	11,595,795
465,319	Schlumberger Ltd.	36,350,720

		86,761,981

Food & Staples Retailing – 1.9%
256,403	Costco Wholesale Corp.	20,137,892

Food Products – 0.5%
81,623	Mead Johnson Nutrition Co.	5,815,639

Health Care Equipment & Supplies – 2.9%
92,713	Baxter International, Inc.	5,190,074
117,201	CareFusion Corp.*	3,001,517
9,480	Intuitive Surgical, Inc.*	3,615,198
328,493	St. Jude Medical, Inc.	14,959,571
99,346	Stryker Corp.	4,852,059

		31,618,419

Health Care Providers & Services* – 1.0%
82,001	Henry Schein, Inc.	5,404,686
100,650	Medco Health Solutions, Inc.	5,449,191

		10,853,877

Hotels, Restaurants & Leisure – 2.9%
71,566	Darden Restaurants, Inc.	3,442,325
353,414	Marriott International, Inc. Class A	10,347,962
73,162	McDonald’s Corp.	6,618,235
109,920	Starbucks Corp.	4,245,110
111,820	Yum! Brands, Inc.	6,079,653

		30,733,285

Household Durables – 0.6%
447,357	Newell Rubbermaid, Inc.	6,191,421

Household Products – 1.1%
64,051	Colgate-Palmolive Co.	5,762,668
88,022	The Procter & Gamble Co.	5,605,241

		11,367,909

Industrial Conglomerates – 1.5%
70,826	3M Co.	5,877,141
216,634	Danaher Corp.	9,924,004

		15,801,145

Internet & Catalog Retail* – 1.6%
78,887	Amazon.com, Inc.	16,983,582

Internet Software & Services* – 4.7%
185,925	eBay, Inc.	5,739,505
122,147	Equinix, Inc.	11,486,704
62,165	Google, Inc. Class A	33,628,778

		50,854,987

IT Services – 6.1%
82,293	Cognizant Technology Solutions Corp. Class A*	5,221,491
164,500	Global Payments, Inc.	7,539,035
201,910	International Business Machines Corp.	34,710,348

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)

42,296	MasterCard, Inc. Class A	$13,945,414
268,136	Western Union Co.	4,429,607

		65,845,895

Life Sciences Tools & Services* – 1.7%
340,495	Thermo Fisher Scientific, Inc.	18,703,390

Machinery – 0.8%
244,986	Kennametal, Inc.	9,030,184

Media – 2.7%
136,330	Discovery Communications, Inc. Class A*	5,764,032
101,170	Lamar Advertising Co. Class A*	2,115,465
153,200	Scripps Networks Interactive Class A	6,564,620
297,131	Viacom, Inc. Class B	14,333,599

		28,777,716

Oil, Gas & Consumable Fuels – 5.1%
179,166	Devon Energy Corp.	12,152,830
226,264	Exxon Mobil Corp.	16,752,587
150,564	Occidental Petroleum Corp.	13,059,921
165,229	Pioneer Natural Resources Co.	12,915,951

		54,881,289

Personal Products – 1.3%
398,558	Avon Products, Inc.	8,991,469
53,334	The Estee Lauder Cos., Inc. Class A	5,208,598

		14,200,067

Pharmaceuticals – 2.5%
217,723	Johnson & Johnson	14,326,173
298,853	Teva Pharmaceutical Industries Ltd. ADR	12,360,560

		26,686,733

Real Estate Management & Development* – 1.2%
872,954	CB Richard Ellis Group, Inc. Class A	13,233,983

Road & Rail – 0.5%
58,221	Union Pacific Corp.	5,366,230

Semiconductors & Semiconductor Equipment – 3.0%
694,452	NVIDIA Corp.*	9,243,156
164,798	Texas Instruments, Inc.	4,319,356
585,739	Xilinx, Inc.	18,239,912

		31,802,424

Software – 5.8%
46,473	Citrix Systems, Inc.*	2,808,364
673,337	Microsoft Corp.	17,910,764
1,053,574	Oracle Corp.	29,573,822
68,645	Rovi Corp.*	3,356,054
66,073	Salesforce.com, Inc.*	8,506,899

		62,155,903

Specialty Retail – 3.9%
151,477	Bed Bath & Beyond, Inc.*	8,612,982
84,333	Dick’s Sporting Goods, Inc.*	2,962,618
745,184	Lowe’s Cos., Inc.	14,851,517
136,535	PetSmart, Inc.	5,759,047
374,113	Urban Outfitters, Inc.*	9,792,408

		41,978,572

Textiles, Apparel & Luxury Goods – 2.9%
215,073	NIKE, Inc. Class B	18,636,075
191,492	PVH Corp.	12,764,857

		31,400,932

Tobacco – 1.2%
188,381	Philip Morris International, Inc.	13,058,571

Trading Companies & Distributors – 0.6%
39,772	W.W. Grainger, Inc.	6,128,865

Wireless Telecommunication Services* – 3.8%
454,692	American Tower Corp. Class A	24,489,711
437,507	SBA Communications Corp. Class A	16,533,390

		41,023,101

TOTAL COMMON STOCKS
(Cost $871,610,312)		$1,069,246,112

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.8%
Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$8,500,000	0.065%	09/01/11	$8,500,000
(Cost $8,500,000)

TOTAL INVESTMENTS – 100.2%
(Cost $880,110,312)			$1,077,746,112

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(2,138,638)

NET ASSETS – 100.0%			$1,075,607,474

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 77.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 98.6%
Beverages – 2.6%
95,241	PepsiCo., Inc.	$6,136,378

Biotechnology* – 1.1%
62,904	Gilead Sciences, Inc.	2,508,926

Capital Markets – 1.5%
93,656	Northern Trust Corp.	3,599,200

Chemicals – 2.8%
67,944	Praxair, Inc.	6,691,805

Communications Equipment – 5.7%
265,335	QUALCOMM, Inc.	13,654,139

Computers & Peripherals* – 10.3%
50,722	Apple, Inc.	19,519,347
133,628	NetApp, Inc.	5,027,086

		24,546,433

Consumer Finance – 2.4%
115,423	American Express Co.	5,737,677

Diversified Financial Services – 2.9%
26,160	CME Group, Inc.	6,987,859

Electrical Equipment – 2.5%
129,849	Emerson Electric Co.	6,044,471

Energy Equipment & Services – 8.6%
54,439	Cameron International Corp.*	2,828,650
120,597	Halliburton Co.	5,350,889
157,997	Schlumberger Ltd.	12,342,726

		20,522,265

Food & Staples Retailing – 3.4%
104,146	Costco Wholesale Corp.	8,179,627

Health Care Equipment & Supplies – 3.5%
184,907	St. Jude Medical, Inc.	8,420,665

Hotels, Restaurants & Leisure – 2.2%
181,007	Marriott International, Inc. Class A	5,299,885

Household Products – 1.4%
53,528	The Procter & Gamble Co.	3,408,663

Internet Software & Services* – 6.0%
54,148	Equinix, Inc.	5,092,078
16,925	Google, Inc. Class A	9,155,748

		14,247,826

IT Services – 3.2%
23,323	MasterCard, Inc. Class A	7,689,826

Life Sciences Tools & Services* – 3.2%
140,281	Thermo Fisher Scientific, Inc.	7,705,635

Oil, Gas & Consumable Fuels – 3.0%
70,429	Devon Energy Corp.	4,777,199
26,603	Occidental Petroleum Corp.	2,307,544

		7,084,743

Personal Products – 2.4%
257,266	Avon Products, Inc.	5,803,921

Pharmaceuticals – 4.3%
77,236	Johnson & Johnson	5,082,129
126,622	Teva Pharmaceutical Industries Ltd. ADR	5,237,086

		10,319,215

Real Estate Management & Development* – 2.5%
386,127	CB Richard Ellis Group, Inc. Class A	5,853,685

Semiconductors & Semiconductor Equipment – 3.6%
276,814	Xilinx, Inc.	8,619,988

Software – 3.3%
283,051	Oracle Corp.	7,945,242

Specialty Retail – 5.1%
407,527	Lowe’s Cos., Inc.	8,122,013
274,097	Staples, Inc.	4,040,190

		12,162,203

Textiles, Apparel & Luxury Goods – 3.3%
90,376	NIKE, Inc. Class B	7,831,080

Wireless Telecommunication Services* – 7.8%
225,551	American Tower Corp. Class A	12,148,177
145,758	Crown Castle International Corp.	6,330,270

		18,478,447

TOTAL COMMON STOCKS
(Cost $192,887,009)		$235,479,804

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 1.2%
Repurchase Agreement – 1.2%
Joint Repurchase Agreement Account II
$2,900,000	0.065%	09/01/11	$2,900,000
(Cost $2,900,000)

TOTAL INVESTMENTS – 99.8%
(Cost $195,787,009)			$238,379,804

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			500,676

NET ASSETS – 100.0%			$238,880,480

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 77.

Investment Abbreviation:
ADR	—	American Depositary Receipt

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 95.6%
Aerospace & Defense* – 0.4%
3,960	DigitalGlobe, Inc.	$89,734

Auto Components* – 0.4%
5,976	Amerigon, Inc.	79,899

Beverages – 1.5%
4,817	PepsiCo., Inc.	310,359

Biotechnology – 1.3%
2,719	Amgen, Inc.	150,646
3,096	Gilead Sciences, Inc.*	123,484

		274,130

Capital Markets – 2.6%
7,352	Evercore Partners, Inc. Class A	192,843
6,617	Lazard Ltd. Class A	193,018
4,239	Northern Trust Corp.	162,905

		548,766

Chemicals – 2.8%
1,813	Ecolab, Inc.	97,177
4,061	Nalco Holding Co.	150,298
3,180	Praxair, Inc.	313,198
3,498	STR Holdings, Inc.*	39,667

		600,340

Commercial Banks* – 1.5%
11,179	Eagle Bancorp, Inc.	138,508
6,630	First Republic Bank	169,065

		307,573

Commercial Services & Supplies – 0.4%
5,254	Healthcare Services Group, Inc.	82,383

Communications Equipment – 3.5%
14,333	QUALCOMM, Inc.	737,576

Computers & Peripherals* – 7.8%
3,648	Apple, Inc.	1,403,860
6,206	NetApp, Inc.	233,470

		1,637,330

Construction & Engineering* – 0.4%
4,918	Quanta Services, Inc.	94,376

Consumer Finance – 1.4%
5,779	American Express Co.	287,274

Diversified Consumer Services* – 1.2%
5,787	Coinstar, Inc.	263,829

Diversified Financial Services – 2.3%
813	CME Group, Inc.	217,169
1,312	IntercontinentalExchange, Inc.*	154,750
3,181	MSCI, Inc. Class A*	109,967

		481,886

Diversified Telecommunication Services* – 0.5%
5,758	TW telecom, Inc.	111,072

Electrical Equipment – 2.3%
5,280	Emerson Electric Co.	245,784
1,637	Rockwell Automation, Inc.	104,981
1,651	Roper Industries, Inc.	127,044

		477,809

Electronic Equipment, Instruments & Components – 2.3%
5,731	Amphenol Corp. Class A	269,243
2,347	Dolby Laboratories, Inc. Class A*	78,859
5,331	FLIR Systems, Inc.	137,913

		486,015

Energy Equipment & Services – 6.6%
5,061	Cameron International Corp.*	262,970
2,501	Dril-Quip, Inc.*	161,815
6,312	Halliburton Co.	280,063
8,677	Schlumberger Ltd.	677,847

		1,382,695

Food & Staples Retailing – 1.8%
4,866	Costco Wholesale Corp.	382,176

Health Care Equipment & Supplies – 4.4%
3,578	Baxter International, Inc.	200,297
1,609	C.R. Bard, Inc.	153,273
6,870	CareFusion Corp.*	175,941
6,626	St. Jude Medical, Inc.	301,748
2,066	Stryker Corp.	100,903

		932,162

Health Care Providers & Services* – 1.4%
6,235	ExamWorks Group, Inc.	93,712
3,004	Henry Schein, Inc.	197,994

		291,706

Health Care Technology* – 1.0%
6,660	Emdeon, Inc. Class A	124,675
6,748	MedAssets, Inc.	77,130

		201,805

Hotels, Restaurants & Leisure – 2.8%
1,610	Choice Hotels International, Inc.	50,039
643	Dunkin’ Brands Group, Inc.*	16,937
5,172	Marriott International, Inc. Class A	151,436
2,810	McDonald’s Corp.	254,192
2,091	Yum! Brands, Inc.	113,688

		586,292

Household Durables – 0.9%
13,480	Newell Rubbermaid, Inc.	186,563

Household Products – 0.8%
2,618	The Procter & Gamble Co.	166,714

Industrial Conglomerates – 0.5%
2,097	Danaher Corp.	96,064

Internet & Catalog Retail* – 1.0%
1,001	Amazon.com, Inc.	215,505

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)
August 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Internet Software & Services* – 4.6%
5,937	21Vianet Group, Inc. ADR	$71,481
1,598	Equinix, Inc.	150,276
1,085	Google, Inc. Class A	586,942
4,061	Rackspace Hosting, Inc.	148,470
2,383	Renren, Inc. ADR	17,491

		974,660

IT Services – 4.8%
11,102	Genpact Ltd.*	183,960
3,695	Global Payments, Inc.	169,342
9,102	InterXion Holding NV*	114,321
7,848	iSoftStone Holdings Ltd. ADR*	71,260
863	MasterCard, Inc. Class A	284,539
3,050	VeriFone Systems, Inc.*	107,421
4,640	Western Union Co.	76,653

		1,007,496

Life Sciences Tools & Services* – 1.9%
7,414	Thermo Fisher Scientific, Inc.	407,251

Machinery – 1.9%
2,186	IDEX Corp.	81,276
8,849	Kennametal, Inc.	326,174

		407,450

Media – 1.6%
3,041	Lamar Advertising Co. Class A*	63,587
3,307	Scripps Networks Interactive Class A	141,705
2,823	Viacom, Inc. Class B	136,182

		341,474

Multiline Retail – 0.5%
2,020	Target Corp.	104,373

Oil, Gas & Consumable Fuels – 3.8%
2,966	Devon Energy Corp.	201,184
2,233	Occidental Petroleum Corp.	193,690
2,754	Pioneer Natural Resources Co.	215,280
4,189	Whiting Petroleum Corp.*	197,344

		807,498

Personal Products – 0.9%
8,782	Avon Products, Inc.	198,122

Pharmaceuticals – 2.6%
3,686	Johnson & Johnson	242,539
3,961	Sagent Pharmaceuticals, Inc.*	91,063
4,988	Teva Pharmaceutical Industries Ltd. ADR	206,304

		539,906

Professional Services* – 0.6%
3,648	Verisk Analytics, Inc. Class A	127,096

Real Estate Management & Development* – 0.8%
11,590	CB Richard Ellis Group, Inc. Class A	175,704

Semiconductors & Semiconductor Equipment – 3.8%
1,393	Hittite Microwave Corp.*	75,668
3,201	Linear Technology Corp.	91,645
13,887	NVIDIA Corp.*	184,836
3,360	Texas Instruments, Inc.	88,065
11,738	Xilinx, Inc.	365,521

		805,735

Software – 5.3%
1,641	Citrix Systems, Inc.*	99,166
8,023	Microsoft Corp.	213,412
15,313	Oracle Corp.	429,836
7,537	RealD, Inc.*	105,895
2,130	Salesforce.com, Inc.*	274,237

		1,122,546

Specialty Retail – 4.1%
3,942	Bed Bath & Beyond, Inc.*	224,142
3,393	Dick’s Sporting Goods, Inc.*	119,196
7,130	Lowe’s Cos., Inc.	142,101
3,100	PetSmart, Inc.	130,758
3,759	Staples, Inc.	55,408
48	Teavana Holdings, Inc.*	1,246
7,596	Urban Outfitters, Inc.*	198,825

		871,676

Textiles, Apparel & Luxury Goods – 2.1%
2,547	NIKE, Inc. Class B	220,697
3,457	PVH Corp.	230,444

		451,141

Wireless Telecommunication Services* – 2.5%
6,117	American Tower Corp. Class A	329,461
5,092	SBA Communications Corp. Class A	192,427

		521,888

TOTAL COMMON STOCKS
(Cost $17,677,898)		$20,176,049

Exchange Traded Funds – 3.9%
17,807	iShares Russell 3000 Growth Index Fund	$826,601
(Cost $819,263)

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.5%
Repurchase Agreement – 0.5%
Joint Repurchase Agreement Account II
$100,000	0.065%	09/01/11	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 100.0%
(Cost $18,597,161)			$21,102,650

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(6,458)

NET ASSETS – 100.0%			$21,096,192

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 77.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 92.9%
Aerospace & Defense* – 0.4%
758,363	DigitalGlobe, Inc.	$17,184,506

Air Freight & Logistics – 0.7%
405,831	C.H. Robinson Worldwide, Inc.	28,611,086

Biotechnology* – 1.3%
582,165	Alexion Pharmaceuticals, Inc.	33,733,551
163,841	Pharmasset, Inc.	21,515,600

		55,249,151

Capital Markets – 3.1%
265,023	Affiliated Managers Group, Inc.*	23,099,405
1,927,342	Lazard Ltd. Class A	56,220,566
1,316,528	Northern Trust Corp.	50,594,171

		129,914,142

Chemicals – 3.7%
477,260	Airgas, Inc.	30,964,629
857,813	Ecolab, Inc.	45,978,777
2,177,728	Nalco Holding Co.	80,597,713

		157,541,119

Commercial Banks* – 1.4%
2,393,448	First Republic Bank	61,032,924

Commercial Services & Supplies – 0.7%
1,303,252	Ritchie Bros. Auctioneers, Inc.	29,961,763

Communications Equipment* – 0.4%
776,647	Juniper Networks, Inc.	16,255,222

Computers & Peripherals* – 1.3%
1,410,802	NetApp, Inc.	53,074,371

Construction & Engineering* – 1.0%
2,220,612	Quanta Services, Inc.	42,613,544

Diversified Consumer Services*(a) – 1.7%
1,594,421	Coinstar, Inc.	72,689,653

Diversified Financial Services* – 3.7%
817,970	IntercontinentalExchange, Inc.	96,479,562
1,788,234	MSCI, Inc. Class A	61,819,249

		158,298,811

Diversified Telecommunication Services* – 1.4%
3,082,028	TW telecom, Inc.	59,452,320

Electrical Equipment – 1.9%
1,016,209	Roper Industries, Inc.	78,197,283

Electronic Equipment, Instruments & Components – 3.2%
1,664,493	Amphenol Corp. Class A	78,197,881
2,263,033	FLIR Systems, Inc.	58,544,664

		136,742,545

Energy Equipment & Services – 5.7%
2,060,170	Cameron International Corp.*	107,046,433
400,677	Core Laboratories NV	44,707,540
1,371,256	Dril-Quip, Inc.*	88,720,263

		240,474,236

Health Care Equipment & Supplies – 6.6%
770,765	C.R. Bard, Inc.	73,423,074
2,725,952	CareFusion Corp.*	69,811,631
90,546	Intuitive Surgical, Inc.*	34,529,717
2,211,729	St. Jude Medical, Inc.	100,722,138

		278,486,560

Health Care Providers & Services* – 1.7%
1,072,062	Henry Schein, Inc.	70,659,606

Health Care Technology* – 1.0%
2,325,768	Emdeon, Inc. Class A	43,538,377

Hotels, Restaurants & Leisure – 2.7%
983,831	Darden Restaurants, Inc.	47,322,271
2,318,557	Marriott International, Inc. Class A	67,887,349

		115,209,620

Household Durables – 1.1%
3,266,695	Newell Rubbermaid, Inc.	45,211,059

Insurance – 0.9%
1,567,384	Principal Financial Group, Inc.	39,748,858

Internet Software & Services* – 2.7%
712,979	Equinix, Inc.	67,048,545
1,187,654	Rackspace Hosting, Inc.	43,420,630
437,861	Renren, Inc. ADR	3,213,900

		113,683,075

IT Services – 6.1%
656,577	FleetCor Technologies, Inc.*	18,653,353
3,105,495	Genpact Ltd.*	51,458,052
1,946,949	Global Payments, Inc.	89,228,673
1,530,607	VeriFone Systems, Inc.*	53,907,978
2,619,113	Western Union Co.	43,267,747

		256,515,803

Life Sciences Tools & Services* – 0.6%
1,928,435	Bruker Corp.	27,441,630

Machinery – 2.5%
2,898,621	Kennametal, Inc.	106,843,170

Media – 2.3%
524,479	Discovery Communications, Inc. Class A*	22,174,972
736,552	Lamar Advertising Co. Class A*	15,401,302
1,351,260	Scripps Networks Interactive Class A	57,901,491

		95,477,765

Oil, Gas & Consumable Fuels – 4.1%
528,937	Pioneer Natural Resources Co.	41,347,005
1,130,364	Rosetta Resources, Inc.*	51,940,226
1,704,339	Whiting Petroleum Corp.*	80,291,410

		173,578,641

Personal Products – 0.9%
1,636,976	Avon Products, Inc.	36,930,179

Professional Services* – 1.4%
1,665,058	Verisk Analytics, Inc. Class A	58,010,621

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Real Estate Management & Development* – 1.7%
4,616,245	CB Richard Ellis Group, Inc. Class A	$69,982,274

Semiconductors & Semiconductor Equipment – 5.0%
670,304	Altera Corp.	24,392,363
780,068	Linear Technology Corp.	22,333,347
4,505,394	NVIDIA Corp.*	59,966,794
3,312,404	Xilinx, Inc.	103,148,260

		209,840,764

Software* – 6.1%
909,920	Citrix Systems, Inc.	54,986,466
471,327	MICROS Systems, Inc.	22,463,445
3,139,527	RealD, Inc.(a)	44,110,354
342,750	Rovi Corp.	16,757,048
485,668	Salesforce.com, Inc.	62,529,755
2,417,615	SuccessFactors, Inc.	56,475,486

		257,322,554

Specialty Retail – 6.8%
1,536,526	Bed Bath & Beyond, Inc.*	87,366,868
1,404,443	Dick’s Sporting Goods, Inc.*	49,338,083
1,917,293	PetSmart, Inc.	80,871,419
2,727,773	Urban Outfitters, Inc.*	71,399,458

		288,975,828

Textiles, Apparel & Luxury Goods – 3.2%
1,602,978	PVH Corp.	106,854,513
192,441	Ralph Lauren Corp.	26,385,586

		133,240,099

Wireless Telecommunication Services* – 3.9%
1,358,843	Crown Castle International Corp.	59,014,552
2,813,274	SBA Communications Corp. Class A	106,313,624

		165,328,176

TOTAL COMMON STOCKS
(Cost $3,680,569,991)		$3,923,317,335

Exchange Traded Funds – 5.1%
1,153,843	iShares Russell Midcap Growth Index Fund	$63,819,057
956,094	SPDR S&P MidCap 400 Trust Fund	152,181,482

TOTAL EXCHANGE TRADED FUNDS
(Cost $209,769,826)		$216,000,539

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investments(b) – 1.4%
Repurchase Agreement – 1.4%
Joint Repurchase Agreement Account II
$59,600,000	0.065%	09/01/11	$59,600,000
(Cost $59,600,000)

TOTAL INVESTMENTS – 99.4%
(Cost $3,949,939,817)			$4,198,917,874

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			25,582,252

NET ASSETS – 100.0%			$4,224,500,126

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 77.

Investment Abbreviations:
ADR	—	American Depositary Receipt
SPDR	—	Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 95.4%
Aerospace & Defense* – 2.3%
301,055	Aerovironment, Inc.	$8,628,236
526,538	DigitalGlobe, Inc.	11,931,351

		20,559,587

Auto Components* – 0.9%
583,838	Amerigon, Inc.	7,805,914

Biotechnology* – 5.2%
203,928	Alexion Pharmaceuticals, Inc.	11,816,608
248,624	BioMarin Pharmaceutical, Inc.	7,355,541
514,662	Halozyme Therapeutics, Inc.	3,499,702
409,410	Incyte Corp.	6,579,219
538,953	NPS Pharmaceuticals, Inc.	4,020,589
97,357	Pharmasset, Inc.	12,784,921

		46,056,580

Capital Markets – 2.9%
570,690	Evercore Partners, Inc. Class A	14,969,199
350,038	Lazard Ltd. Class A	10,210,608

		25,179,807

Chemicals – 3.2%
97,560	Airgas, Inc.	6,329,693
381,005	Nalco Holding Co.	14,100,995
678,706	STR Holdings, Inc.*	7,696,526

		28,127,214

Commercial Banks – 3.5%
601,593	Eagle Bancorp, Inc.*	7,453,737
408,489	East West Bancorp, Inc.	6,817,681
359,881	First Republic Bank*	9,176,966
3,502,369	Popular, Inc.*	7,284,928

		30,733,312

Commercial Services & Supplies – 3.6%
976,586	Healthcare Services Group, Inc.	15,312,868
525,492	Ritchie Bros. Auctioneers, Inc.	12,081,061
49,235	Stericycle, Inc.*	4,318,402

		31,712,331

Construction & Engineering* – 1.5%
689,988	Quanta Services, Inc.	13,240,870

Diversified Consumer Services* – 1.8%
341,578	Coinstar, Inc.	15,572,541

Diversified Financial Services – 2.3%
293,164	CBOE Holdings, Inc.	7,402,391
379,883	MSCI, Inc. Class A*	13,132,555

		20,534,946

Diversified Telecommunication Services* – 1.5%
666,785	TW telecom, Inc.	12,862,283

Electrical Equipment – 1.7%
190,771	Roper Industries, Inc.	14,679,829

Electronic Equipment, Instruments & Components – 4.3%
239,027	Amphenol Corp. Class A	11,229,489
222,082	DTS, Inc.*	6,822,359
497,089	FLIR Systems, Inc.	12,859,692
125,507	IPG Photonics Corp.*	7,276,896

		38,188,436

Energy Equipment & Services – 2.7%
96,856	Core Laboratories NV	10,807,192
194,577	Dril-Quip, Inc.*	12,589,132

		23,396,324

Food Products* – 0.4%
702,327	Smart Balance, Inc.	3,546,751

Health Care Equipment & Supplies* – 1.7%
388,892	CareFusion Corp.	9,959,524
92,562	Given Imaging Ltd.	1,434,711
146,648	Tornier NV	3,430,097

		14,824,332

Health Care Providers & Services* – 3.1%
572,908	ExamWorks Group, Inc.	8,610,807
224,605	Henry Schein, Inc.	14,803,716
58,027	Mednax, Inc.	3,789,743

		27,204,266

Health Care Technology* – 2.9%
1,009,742	Emdeon, Inc. Class A	18,902,370
570,844	MedAssets, Inc.	6,524,747

		25,427,117

Hotels, Restaurants & Leisure – 1.8%
245,716	Choice Hotels International, Inc.	7,636,853
72,440	Dunkin’ Brands Group, Inc.*	1,908,070
468,115	Texas Roadhouse, Inc.	6,694,044

		16,238,967

Household Durables – 1.4%
862,218	Newell Rubbermaid, Inc.	11,933,097

Internet Software & Services* – 3.4%
322,899	21Vianet Group, Inc. ADR	3,887,704
129,275	Equinix, Inc.	12,157,021
355,215	Rackspace Hosting, Inc.	12,986,660
91,764	Renren, Inc. ADR	673,548

		29,704,933

IT Services – 6.3%
185,066	FleetCor Technologies, Inc.*	5,257,725
718,544	Genpact Ltd.*	11,906,274
340,718	Global Payments, Inc.	15,615,106
531,717	InterXion Holding NV*	6,678,365
859,108	iSoftStone Holdings Ltd. ADR*	7,800,701
244,080	VeriFone Systems, Inc.*	8,596,498

		55,854,669

Life Sciences Tools & Services* – 1.6%
734,824	Bruker Corp.	10,456,546
199,630	PAREXEL International Corp.	4,068,459

		14,525,005

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Machinery – 4.6%
214,271	IDEX Corp.	$7,966,596
563,651	Kennametal, Inc.	20,776,176
255,795	Robbins & Myers, Inc.	12,290,949

		41,033,721

Media* – 1.0%
272,241	Lamar Advertising Co. Class A	5,692,559
242,383	Pandora Media, Inc.	3,199,456

		8,892,015

Oil, Gas & Consumable Fuels* – 4.6%
245,176	Approach Resources, Inc.	4,550,467
982,543	Rex Energy Corp.	12,075,453
227,506	Rosetta Resources, Inc.	10,453,901
286,649	Whiting Petroleum Corp.	13,504,034

		40,583,855

Pharmaceuticals* – 0.6%
216,482	Sagent Pharmaceuticals, Inc.	4,976,921

Professional Services* – 1.1%
274,290	Verisk Analytics, Inc. Class A	9,556,264

Real Estate Management & Development* – 1.4%
829,526	CB Richard Ellis Group, Inc. Class A	12,575,614

Road & Rail* – 0.8%
442,086	Roadrunner Transportation Systems, Inc.	6,790,441

Semiconductors & Semiconductor Equipment – 5.7%
313,189	Cavium, Inc.*	10,081,554
209,622	Hittite Microwave Corp.*	11,386,667
181,455	Linear Technology Corp.	5,195,057
502,556	NVIDIA Corp.*	6,689,020
551,453	Xilinx, Inc.	17,172,246

		50,524,544

Software* – 3.6%
714,607	RealD, Inc.	10,040,228
152,646	Rovi Corp.	7,462,863
623,957	SuccessFactors, Inc.	14,575,636

		32,078,727

Specialty Retail – 5.5%
364,708	Dick’s Sporting Goods, Inc.*	12,812,192
612,701	OfficeMax, Inc.*	3,841,635
331,464	PetSmart, Inc.	13,981,152
277,641	Rue21, Inc.*	6,957,684
11,454	Teavana Holdings, Inc.*	297,231
422,104	Urban Outfitters, Inc.*	11,048,572

		48,938,466

Textiles, Apparel & Luxury Goods – 4.0%
232,339	Carter’s, Inc.*	7,186,245
320,277	PVH Corp.	21,349,665
96,740	Under Armour, Inc. Class A*	6,854,997

		35,390,907

Wireless Telecommunication Services* – 2.5%
581,117	SBA Communications Corp. Class A	21,960,412

TOTAL COMMON STOCKS
(Cost $791,540,092)		$841,210,998

Exchange Traded Funds – 3.0%
319,295	iShares Russell Midcap Growth Index Fund	$17,660,207
161,765	SPDR S&P Oil & Gas Exploration & Production Fund	8,673,839

TOTAL EXCHANGE TRADED FUNDS
(Cost $25,902,140)		$26,334,046

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investments(a) – 0.8%
Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$7,700,000	0.065%	09/01/11	$7,700,000
(Cost $7,700,000)

TOTAL INVESTMENTS – 99.2%
(Cost $825,142,232)			$875,245,044

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			6,753,304

NET ASSETS – 100.0%			$881,998,348

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 77.

Investment Abbreviations:
ADR	—	American Depositary Receipt
SPDR	—	Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 98.8%
Beverages – 3.5%
169,300	PepsiCo., Inc.	$10,907,999
80,649	The Coca-Cola Co.	5,681,722

		16,589,721

Biotechnology – 2.2%
85,712	Amgen, Inc.	4,748,874
140,381	Gilead Sciences, Inc.*	5,599,096

		10,347,970

Capital Markets – 1.7%
150,330	Northern Trust Corp.	5,777,182
172,010	The Charles Schwab Corp.	2,120,883

		7,898,065

Chemicals – 3.3%
71,946	Ecolab, Inc.	3,856,306
115,890	Praxair, Inc.	11,414,006

		15,270,312

Communications Equipment – 4.6%
416,589	QUALCOMM, Inc.	21,437,670

Computers & Peripherals* – 7.7%
75,801	Apple, Inc.	29,170,499
186,297	NetApp, Inc.	7,008,493

		36,178,992

Consumer Finance – 2.2%
207,697	American Express Co.	10,324,618

Diversified Financial Services – 2.4%
33,600	CME Group, Inc.	8,975,232
19,580	IntercontinentalExchange, Inc.*	2,309,461

		11,284,693

Electrical Equipment – 2.2%
176,501	Emerson Electric Co.	8,216,121
35,929	Rockwell Automation, Inc.	2,304,127

		10,520,248

Electronic Equipment, Instruments & Components – 1.5%
153,447	Amphenol Corp. Class A	7,208,940

Energy Equipment & Services – 7.6%
79,504	Cameron International Corp.*	4,131,028
187,900	Halliburton Co.	8,337,123
38,575	National-Oilwell Varco, Inc.	2,550,579
263,778	Schlumberger Ltd.	20,606,337

		35,625,067

Food & Staples Retailing – 2.7%
162,061	Costco Wholesale Corp.	12,728,271

Health Care Equipment & Supplies – 3.2%
92,951	Baxter International, Inc.	5,203,397
213,562	St. Jude Medical, Inc.	9,725,613

		14,929,010

Hotels, Restaurants & Leisure – 3.5%
225,037	Marriott International, Inc. Class A	6,589,083
78,651	McDonald’s Corp.	7,114,769
48,880	Yum! Brands, Inc.	2,657,606

		16,361,458

Household Products – 1.1%
79,287	The Procter & Gamble Co.	5,048,996

Industrial Conglomerates – 1.6%
159,363	Danaher Corp.	7,300,419

Internet & Catalog Retail* – 1.0%
22,345	Amazon.com, Inc.	4,810,655

Internet Software & Services* – 4.4%
46,450	Equinix, Inc.	4,368,158
30,547	Google, Inc. Class A	16,524,705

		20,892,863

IT Services – 3.6%
36,323	MasterCard, Inc. Class A	11,976,056
310,546	Western Union Co.	5,130,220

		17,106,276

Life Sciences Tools & Services* – 2.2%
191,488	Thermo Fisher Scientific, Inc.	10,518,436

Media – 2.2%
59,949	Discovery Communications, Inc. Class A*	2,534,644
163,320	Viacom, Inc. Class B	7,878,557

		10,413,201

Multiline Retail – 0.6%
58,002	Target Corp.	2,996,963

Oil, Gas & Consumable Fuels – 2.3%
110,979	Devon Energy Corp.	7,527,706
38,957	Occidental Petroleum Corp.	3,379,130

		10,906,836

Personal Products – 1.8%
383,981	Avon Products, Inc.	8,662,611

Pharmaceuticals – 3.4%
148,689	Johnson & Johnson	9,783,736
152,989	Teva Pharmaceutical Industries Ltd. ADR	6,327,625

		16,111,361

Real Estate Management & Development* – 1.3%
407,543	CB Richard Ellis Group, Inc. Class A	6,178,352

Road & Rail – 0.5%
25,572	Union Pacific Corp.	2,356,971

Semiconductors & Semiconductor Equipment – 4.2%
330,991	NVIDIA Corp.*	4,405,490
81,526	Texas Instruments, Inc.	2,136,797
420,113	Xilinx, Inc.	13,082,319

		19,624,606

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Software – 6.1%
452,365	Microsoft Corp.	$12,032,909
462,861	Oracle Corp.	12,992,509
28,435	Salesforce.com, Inc.*	3,661,006

		28,686,424

Specialty Retail – 5.9%
121,883	Bed Bath & Beyond, Inc.*	6,930,267
574,171	Lowe’s Cos., Inc.	11,443,228
337,213	Staples, Inc.	4,970,520
162,620	Urban Outfitters, Inc.*	4,256,579

		27,600,594

Textiles, Apparel & Luxury Goods – 2.8%
126,679	NIKE, Inc. Class B	10,976,736
35,102	PVH Corp.	2,339,899

		13,316,635

Wireless Telecommunication Services* – 5.5%
286,042	American Tower Corp. Class A	15,406,222
235,317	Crown Castle International Corp.	10,219,817

		25,626,039

TOTAL COMMON STOCKS
(Cost $438,176,558)		$464,863,273

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.4%
Repurchase Agreement – 0.4%
Joint Repurchase Agreement Account II
$1,900,000	0.065%	09/01/11	$1,900,000
(Cost $1,900,000)

TOTAL INVESTMENTS – 99.2%
(Cost $440,076,558)			$466,763,273

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			3,694,708

NET ASSETS – 100.0%			$470,457,981

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 77.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 99.7%
Aerospace & Defense* – 2.1%
346,972	DigitalGlobe, Inc.	$7,862,386

Chemicals* – 1.6%
515,273	STR Holdings, Inc.	5,843,196

Communications Equipment – 7.3%
254,097	Juniper Networks, Inc.*	5,318,250
426,688	QUALCOMM, Inc.	21,957,365

		27,275,615

Computers & Peripherals* – 13.3%
86,242	Apple, Inc.	33,188,509
431,322	NetApp, Inc.	16,226,333

		49,414,842

Diversified Consumer Services* – 4.1%
332,437	Coinstar, Inc.	15,155,803

Diversified Financial Services* – 2.5%
78,801	IntercontinentalExchange, Inc.	9,294,578

Electronic Equipment, Instruments & Components – 7.8%
337,662	Amphenol Corp. Class A	15,863,361
218,464	Dolby Laboratories, Inc. Class A*	7,340,390
189,074	DTS, Inc.*	5,808,353

		29,012,104

Internet & Catalog Retail* – 1.0%
17,728	Amazon.com, Inc.	3,816,661

Internet Software & Services* – 14.4%
286,189	21Vianet Group, Inc. ADR	3,445,716
86,214	Equinix, Inc.	8,107,565
40,914	Google, Inc. Class A	22,132,837
360,000	Rackspace Hosting, Inc.	13,161,600
367,158	Renren, Inc. ADR	2,694,940
136,618	Yandex NV Class A	4,231,059

		53,773,717

IT Services – 6.3%
146,649	Global Payments, Inc.	6,720,924
466,454	InterXion Holding NV*	5,858,662
519,064	iSoftStone Holdings Ltd. ADR*	4,713,101
179,954	VeriFone Systems, Inc.*	6,337,980

		23,630,667

Media* – 1.4%
390,890	Pandora Media, Inc.	5,159,748

Semiconductors & Semiconductor Equipment – 13.1%
179,565	Altera Corp.	6,534,370
151,318	Cavium, Inc.*	4,870,926
212,658	Linear Technology Corp.	6,088,399
864,816	NVIDIA Corp.*	11,510,701
194,019	Texas Instruments, Inc.	5,085,238
475,476	Xilinx, Inc.	14,806,323

		48,895,957

Software – 19.6%
146,254	Citrix Systems, Inc.*	8,838,129
222,969	Microsoft Corp.	5,930,975
474,240	Oracle Corp.	13,311,917
618,585	RealD, Inc.*	8,691,119
226,184	Rovi Corp.*	11,058,136
111,537	Salesforce.com, Inc.*	14,360,389
464,788	SuccessFactors, Inc.*	10,857,448

		73,048,113

Wireless Telecommunication Services* – 5.2%
166,638	American Tower Corp. Class A	8,975,123
277,140	SBA Communications Corp. Class A	10,473,120

		19,448,243

TOTAL COMMON STOCKS
(Cost $391,084,283)		$371,631,630

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.8%
Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$2,800,000	0.065%	09/01/11	$2,800,000
(Cost $2,800,000)

TOTAL INVESTMENTS – 100.5%
(Cost $393,884,283)			$374,431,630

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(1,680,260)

NET ASSETS – 100.0%			$372,751,370

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 77.

Investment Abbreviation:
ADR	—	American Depositary Receipt

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 4.8%
3,954	Honeywell International, Inc.	$189,041
3,968	The Boeing Co.	265,300

		454,341

Automobiles* – 1.7%
8,359	Ford Motor Co.	92,952
2,747	General Motors Co.	66,011

		158,963

Beverages – 1.9%
2,827	PepsiCo., Inc.	182,144

Biotechnology – 1.4%
2,464	Amgen, Inc.	136,518

Capital Markets – 2.3%
4,066	Invesco Ltd.	74,408
1,777	Northern Trust Corp.	68,290
6,098	The Charles Schwab Corp.	75,188

		217,886

Chemicals – 1.6%
1,533	Praxair, Inc.	150,985

Commercial Banks – 1.5%
3,894	SunTrust Banks, Inc.	77,491
2,717	U.S. Bancorp	63,061

		140,552

Communications Equipment – 3.2%
5,815	QUALCOMM, Inc.	299,240

Computers & Peripherals* – 6.5%
1,072	Apple, Inc.	412,538
4,424	EMC Corp.	99,938
2,723	NetApp, Inc.	102,439

		614,915

Consumer Finance – 1.9%
2,699	American Express Co.	134,167
3,668	SLM Corp.	50,362

		184,529

Diversified Financial Services – 6.4%
17,886	Bank of America Corp.	146,129
436	CME Group, Inc.	116,464
8,999	JPMorgan Chase & Co.	338,002

		600,595

Electric Utilities – 1.0%
3,125	PPL Corp.	90,250

Energy Equipment & Services – 3.0%
554	Cameron International Corp.*	28,786
3,261	Schlumberger Ltd.	254,749

		283,535

Food & Staples Retailing – 2.5%
2,411	Costco Wholesale Corp.	189,360
1,434	CVS Caremark Corp.	51,495

		240,855

Food Products – 3.1%
4,681	General Mills, Inc.	177,457
3,330	Unilever NV	113,220

		290,677

Health Care Equipment & Supplies – 2.2%
11,035	Boston Scientific Corp.*	74,817
2,937	St. Jude Medical, Inc.	133,751

		208,568

Health Care Providers & Services – 1.5%
2,171	WellPoint, Inc.	137,424

Hotels, Restaurants & Leisure – 1.7%
1,968	Marriott International, Inc. Class A	57,623
1,931	Yum! Brands, Inc.	104,989

		162,612

Household Products – 0.8%
1,203	The Procter & Gamble Co.	76,607

Industrial Conglomerates – 3.6%
21,005	General Electric Co.	342,592

Insurance – 4.8%
1,255	Everest Re Group Ltd.	101,278
3,812	Prudential Financial, Inc.	191,401
3,796	The Hartford Financial Services Group, Inc.	72,655
1,669	The Travelers Cos., Inc.	84,218

		449,552

Internet & Catalog Retail* – 0.8%
349	Amazon.com, Inc.	75,136

Internet Software & Services* – 2.7%
472	Google, Inc. Class A	255,333

IT Services – 1.5%
437	MasterCard, Inc. Class A	144,083

Life Sciences Tools & Services* – 1.2%
2,023	Thermo Fisher Scientific, Inc.	111,123

Machinery – 1.1%
2,198	Illinois Tool Works, Inc.	102,295

Media – 2.4%
3,783	DISH Network Corp. Class A*	94,045
2,342	The Walt Disney Co.	79,769
1,075	Viacom, Inc. Class B	51,858

		225,672

Oil, Gas & Consumable Fuels – 6.9%
1,016	ConocoPhillips	69,159
2,009	Devon Energy Corp.	136,271
2,781	Exxon Mobil Corp.	205,905

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments (continued)
August 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

1,535	Newfield Exploration Co.*	$78,362
1,908	Occidental Petroleum Corp.	165,500

		655,197

Personal Products – 1.2%
4,977	Avon Products, Inc.	112,281

Pharmaceuticals – 4.6%
2,360	Johnson & Johnson	155,288
8,359	Merck & Co., Inc.	276,850

		432,138

Real Estate Management & Development* – 0.5%
3,069	CB Richard Ellis Group, Inc. Class A	46,526

Semiconductors & Semiconductor Equipment – 3.0%
6,956	NVIDIA Corp.*	92,584
5,997	Xilinx, Inc.	186,747

		279,331

Software – 4.7%
2,618	Adobe Systems, Inc.*	66,079
5,490	Microsoft Corp.	146,034
4,690	Oracle Corp.	131,648
775	Salesforce.com, Inc.*	99,781

		443,542

Specialty Retail – 3.4%
1,941	Bed Bath & Beyond, Inc.*	110,365
7,510	Lowe’s Cos., Inc.	149,675
2,228	Urban Outfitters, Inc.*	58,318

		318,358

Textiles, Apparel & Luxury Goods – 2.4%
2,242	NIKE, Inc. Class B	194,269
544	PVH Corp.	36,263

		230,532

Wireless Telecommunication Services* – 4.1%
2,946	American Tower Corp. Class A	158,672
2,161	SBA Communications Corp. Class A	81,664
39,780	Sprint Nextel Corp.	149,573

		389,909

TOTAL COMMON STOCKS
(Cost $9,371,125)		$9,244,796

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.1%
Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$200,000	0.065%	09/01/11	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 100.0%
(Cost $9,571,125)			$9,444,796

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			1,654

NET ASSETS – 100.0%			$9,446,450

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 77.

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments
August 31, 2011

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2011, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 1, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Fund	Amount	Value	Allocation

Capital Growth	$8,500,000	$8,500,015	$8,681,260

Concentrated Growth	2,900,000	2,900,005	2,961,842

Flexible Cap Growth	100,000	100,000	102,132

Growth Opportunities	59,600,000	59,600,108	60,870,950

Small/Mid Cap Growth	7,700,000	7,700,014	7,864,200

Strategic Growth	1,900,000	1,900,003	1,940,517

Technology Tollkeeper	2,800,000	2,800,005	2,859,709

U.S. Equity	200,000	200,000	204,265

REPURCHASE AGREEMENTS — At August 31, 2011, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

				Flexible		Small/Mid
	Interest	Capital	Concentrated	Cap	Growth	Cap	Strategic	Technology	U.S.
Counterparty	Rate	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper	Equity

Barclays Capital, Inc.	0.040%	$1,668,564	$569,275	$19,630	$11,699,580	$1,511,523	$372,973	$549,645	$39,260

Barclays Capital, Inc.	0.060	1,568,450	535,118	18,452	10,997,605	1,420,832	350,595	516,666	36,905

BNP Paribas Securities Co.	0.080	1,668,564	569,275	19,630	11,699,580	1,511,523	372,973	549,645	39,260

Credit Suisse Securities LLC	0.050	166,856	56,927	1,963	1,169,958	151,152	37,297	54,964	3,926

JPMorgan Securities	0.080	834,282	284,637	9,815	5,849,790	755,761	186,487	274,822	19,630

UBS Securities LLC	0.080	290,664	99,168	3,420	2,038,067	263,307	64,972	95,748	6,839

Wells Fargo Securities LLC	0.070	2,302,620	785,600	27,090	16,145,420	2,085,902	514,703	758,510	54,180

TOTAL		$8,500,000	$2,900,000	$100,000	$59,600,000	$7,700,000	$1,900,000	$2,800,000	$200,000

At August 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	0.202%	11/19/13

Federal Home Loan Mortgage Corp.	0.000 to 5.000	12/28/11 to 09/01/41

Federal National Mortgage Association	2.500 to 8.500	01/01/14 to 03/01/48

Government National Mortgage Association	3.500 to 6.000	05/15/26 to 08/20/41

U.S. Treasury Notes	0.375 to 4.375	07/15/12 to 08/15/20

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities
August 31, 2011

Capital
Growth Fund
Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $880,110,312, $195,787,009, $18,597,161, $3,798,926,279, $825,142,232, $440,076,558, $393,884,283 and $9,571,125, respectively)	$1,077,746,112
Investments in securities of affiliated issuers, at value (identified cost $151,013,538 for Growth Opportunities Fund)	—
Cash	83,736
Receivables:
Investment securities sold	5,027,564
Dividends and interest	1,633,160
Fund shares sold	398,155
Reimbursement from investment adviser	—
Other assets	53,037

Total assets	1,084,941,764

Liabilities:

Payables:
Investment securities purchased	5,233,504
Fund shares redeemed	2,636,859
Amounts owed to affiliates	1,066,439
Accrued expenses	397,488

Total liabilities	9,334,290

Net Assets:

Paid-in capital	989,575,012
Accumulated undistributed net investment income	2,103,548
Accumulated net realized gain (loss) from investment transactions	(113,706,886)
Net unrealized gain (loss) on investments	197,635,800

NET ASSETS	$1,075,607,474

Net Assets:
Class A	$662,255,953
Class B	38,823,746
Class C	72,314,024
Institutional	299,222,708
Service	952,778
Class IR	1,471,661
Class R	566,604

Total Net Assets	$1,075,607,474

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	32,314,574
Class B	2,150,119
Class C	4,009,902
Institutional	13,893,578
Service	47,333
Class IR	71,240
Class R	27,899

Net asset value, offering and redemption price per share:(a)
Class A	$20.49
Class B	18.06
Class C	18.03
Institutional	21.54
Service	20.13
Class IR	20.66
Class R	20.31

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds is $21.68, $13.38, $10.98, $22.60, $14.47, $10.34, $12.18 and $11.33, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated	Flexible Cap	Growth	Small/Mid Cap	Strategic Growth	Technology
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund	Fund	Tollkeeper Fund	U.S. Equity Fund

$238,379,804	$21,102,650	$4,082,117,867	$875,245,044	$466,763,273	$374,431,630	$9,444,796
—	—	116,800,007	—	—	—	—
16,211	79,440	65,283	94,903	17,412	9,200	79,247

—	922,456	89,005,410	32,445,949	8,862,296	2,747,888	79,330
312,362	25,243	1,950,212	298,981	733,906	151,453	14,235
631,290	561	29,799,965	2,108,796	586,008	290,210	575
4,629	9,028	53,980	—	38,921	—	2,988
982	—	15,157	2,978	19,780	1,586	—

239,345,278	22,139,378	4,319,807,881	910,196,651	477,021,596	377,631,967	9,621,171

—	917,445	83,199,573	25,902,140	2,190,011	3,705,379	72,944
135,502	—	7,777,084	1,249,229	3,844,854	496,691	—
210,032	21,051	3,811,867	872,601	378,245	480,484	6,776
119,264	104,690	519,231	174,333	150,505	198,043	95,001

464,798	1,043,186	95,307,755	28,198,303	6,563,615	4,880,597	174,721

235,011,909	17,961,684	3,774,599,006	811,516,547	466,881,462	393,654,904	9,570,037
112,465	2,956	841,033	108,157	1,491,972	—	15,257
(38,836,689)	626,063	200,082,030	20,270,832	(24,602,168)	(1,450,881)	(12,515)
42,592,795	2,505,489	248,978,057	50,102,812	26,686,715	(19,452,653)	(126,329)

$238,880,480	$21,096,192	$4,224,500,126	$881,998,348	$470,457,981	$372,751,370	$9,446,450

$109,825,528	$15,852,566	$1,060,319,697	$403,960,302	$199,184,875	$244,288,087	$3,110,272
496,050	—	16,379,953	5,343,179	1,833,548	10,407,873	—
2,000,000	974,438	158,370,968	79,875,294	8,828,409	50,423,676	138,884
126,112,821	4,142,505	2,843,584,251	340,711,982	260,480,798	54,356,183	5,945,274
—	—	57,001,999	5,879,486	1,698	10,826,336	—
437,332	115,751	54,912,494	30,858,366	125,084	2,449,215	241,271
8,749	10,932	33,930,764	15,369,739	3,569	—	10,749

$238,880,480	$21,096,192	$4,224,500,126	$881,998,348	$470,457,981	$372,751,370	$9,446,450

8,689,674	1,527,752	49,638,571	29,544,589	20,390,537	21,217,524	290,298
42,206	—	854,857	411,599	205,104	989,169	—
170,436	96,323	8,341,126	6,155,517	985,973	4,795,600	13,087
9,650,491	392,661	125,194,096	24,375,510	25,691,719	4,498,744	552,654
—	—	2,713,125	434,535	173	948,640	—
34,352	11,031	2,545,324	2,234,930	12,385	203,019	22,487
699	1,061	1,602,602	1,134,283	367	—	1,004

$12.64	$10.38	$21.36	$13.67	$9.77	$11.51	$10.71
11.75	—	19.16	12.98	8.94	10.52	—
11.73	10.12	18.99	12.98	8.95	10.51	10.61
13.07	10.55	22.71	13.98	10.14	12.08	10.76
—	—	21.01	13.53	9.80	11.41	—
12.73	10.49	21.57	13.81	10.10	12.06	10.73
12.52	10.30	21.17	13.55	9.74	—	10.70

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2011

Capital
Growth Fund

Investment income:

Dividends (net of foreign withholding taxes of $18,393, $7,407, $499, $119,332, $51,583, $9,772, $0 and $487, respectively)	$16,274,271
Interest	26,208

Total investment income	16,300,479

Expenses:

Management fees	12,537,547
Distribution and Service fees(a)	3,236,081
Transfer Agent fees(a)	1,855,040
Printing and mailing costs	389,186
Custody and accounting fees	122,947
Registration fees	97,193
Professional fees	82,085
Trustee fees	19,138
Service Share fees — Shareholder Administration Plan	2,640
Service Share fees — Service Plan	2,640
Amortization of offering costs	—
Other	43,705

Total expenses	18,388,202

Less — expense reductions	(4,266,946)

Net expenses	14,121,256

NET INVESTMENT INCOME (LOSS)	2,179,223

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commissions recaptured of $115,398, $12,767, $0, $602,464, $0, $39,377, $84,751 and $0, respectively)	169,947,435
Investment transactions — affiliated issuers	—
In-kind redemption transactions	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	29,608,159
Investments — affiliated issuers	—

Net realized and unrealized gain from investment transactions	199,555,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$201,734,817

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR(b)	Class R
Capital Growth	$1,902,904	$510,528	$820,018	$2,631	$1,446,207	$97,000	$155,804	$154,421	$422	$186	$1,000
Concentrated Growth	312,784	7,346	24,366	45	237,716	1,396	4,629	55,422	—	383	17
Flexible Cap Growth	44,455	—	9,094	58	33,786	—	1,728	1,552	—	114	21
Growth Opportunities	2,804,580	212,165	1,680,175	122,749	2,131,480	40,312	319,233	1,194,986	28,104	52,925	46,645
Small/Mid Cap Growth	1,024,026	68,328	771,974	72,722	778,260	12,982	146,675	140,852	2,000	38,189	27,635
Strategic Growth	552,361	24,494	99,736	18	419,794	4,654	18,950	126,617	—	1,460	7
Technology Tollkeeper	730,988	136,846	574,995	—	555,551	26,001	109,249	23,293	6,833	946	—
U.S. Equity	5,063	—	901	57	3,847	—	171	2,361	—	325	21

(b)	Commenced operations on September 30, 2010 for the Technology Tollkeeper Fund.

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated	Flexible Cap Growth	Growth	Small/Mid Cap	Strategic Growth	Technology
Growth Fund	Fund	Opportunities Fund	Growth Fund	Fund	Tollkeeper Fund	U.S. Equity Fund

$3,257,152	$219,482	$29,031,876	$4,214,185	$7,357,268	$1,902,356	$122,088
6,636	547	211,167	54,970	19,611	14,815	222

3,263,788	220,029	29,243,043	4,269,155	7,376,879	1,917,171	122,310

2,670,503	226,431	41,790,765	8,854,161	5,506,819	4,393,924	57,387
344,541	53,607	4,819,669	1,937,050	676,609	1,442,829	6,021
299,563	37,201	3,813,685	1,146,593	571,482	721,873	6,725
59,548	47,079	853,663	185,440	120,469	90,011	15,742
61,347	59,538	254,002	118,302	84,540	73,173	48,220
76,224	45,720	210,875	115,010	79,726	98,144	61,412
76,099	81,890	82,649	74,433	73,620	81,129	83,121
16,670	16,080	26,421	18,086	17,339	17,070	13,044
—	—	175,651	12,502	4	42,704	—
—	—	175,651	12,502	4	42,704	—
—	—	—	—	—	—	77,406
17,671	9,662	108,191	31,201	31,514	19,350	8,332

3,622,166	577,208	52,311,222	12,505,280	7,162,126	7,022,911	377,410

(688,192)	(282,980)	(2,425,507)	(243,604)	(1,982,243)	(97,865)	(303,732)

2,933,974	294,228	49,885,715	12,261,676	5,179,883	6,925,046	73,678

329,814	(74,199)	(20,642,672)	(7,992,521)	2,196,996	(5,007,875)	48,632

11,335,434	1,201,993	358,592,611	47,207,165	29,013,473	33,359,265	126,527
—	—	(1,800,453)	—	—	—	—
—	—	1,462,449	—	—	—	—

27,939,459	1,693,368	83,869,301	32,422,352	40,421,253	1,074,018	222,609
—	—	(34,213,531)	—	—	—	—

39,274,893	2,895,361	407,910,377	79,629,517	69,434,726	34,433,283	349,136

$39,604,707	$2,821,162	$387,267,705	$71,636,996	$71,631,722	$29,425,408	$397,768

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

From operations:

Net investment income (loss)	$2,179,223	$1,156,325
Net realized gain from investment transactions and in-kind transactions	169,947,435	46,140,661
Net change in unrealized gain (loss) on investments	29,608,159	21,728,261

Net increase in net assets resulting from operations	201,734,817	69,025,247

Distributions to shareholders:

From net investment income
Institutional Shares	(1,157,965)	—
Class IR Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(1,157,965)	—

From share transactions:

Proceeds from sales of shares	102,112,586	285,701,850
Reinvestment of distributions	1,093,150	—
Cost of shares redeemed in connection with in-kind transactions	—	—
Cost of shares redeemed	(412,259,502)	(520,692,784)

Net increase (decrease) in net assets resulting from share transactions	(309,053,766)	(234,990,934)

TOTAL INCREASE (DECREASE)	(108,476,914)	(165,965,687)

Net assets:

Beginning of year	1,184,084,388	1,350,050,075

End of year	$1,075,607,474	$1,184,084,388

Accumulated undistributed net investment income	$2,103,548	$1,254,303

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund		Growth Opportunities Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

$329,814	$(3,590)	$(74,199)	$(58,685)	$(20,642,672)	$(15,438,610)
11,335,434	8,055,862	1,201,993	1,464,554	358,254,607	187,085,452
27,939,459	4,080,150	1,693,368	(462,126)	49,655,770	85,209,334

39,604,707	12,132,422	2,821,162	943,743	387,267,705	256,856,176

(210,114)	—	—	—	—	—
(128)	—	—	—	—	—

—	—	(772,755)	—	(10,102,700)	—
—	—	—	—	(244,405)	—
—	—	(34,763)	—	(1,721,243)	—
—	—	(160,716)	—	(25,299,102)	—
—	—	—	—	(699,985)	—
—	—	(2,276)	—	(181,396)	—
—	—	(510)	—	(156,695)	—

(210,242)	—	(971,020)	—	(38,405,526)	—

43,599,606	57,813,471	5,939,378	9,667,382	2,201,840,040	2,017,332,169
175,955	—	901,104	—	27,126,115	—
—	—	—	—	(27,101,361)	(69,755,834)
(79,188,732)	(90,342,845)	(6,394,409)	(7,639,106)	(1,574,121,533)	(1,001,035,946)

(35,413,171)	(32,529,374)	446,073	2,028,276	627,743,261	946,540,389

3,981,294	(20,396,952)	2,296,215	2,972,019	976,605,440	1,203,396,565

234,899,186	255,296,138	18,799,977	15,827,958	3,247,894,686	2,044,498,121

$238,880,480	$234,899,186	$21,096,192	$18,799,977	$4,224,500,126	$3,247,894,686

$112,465	$2,291	$2,956	$1,193	$841,033	$250,340

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Small/Mid Cap Growth Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

From operations:

Net investment income (loss)	$(7,992,521)	$(4,065,741)
Net realized gain (loss) from investment transactions	47,207,165	26,635,890
Net change in unrealized gain (loss) on investments	32,422,352	5,421,904

Net increase (decrease) in net assets resulting from operations	71,636,996	27,992,053

Distributions to shareholders:

From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
From net realized gains
Class A Shares	(6,826,430)	—
Class B Shares	(138,992)	—
Class C Shares	(1,255,728)	—
Institutional Shares	(5,831,558)	—
Service Shares	(82,680)	—
Class IR Shares	(280,657)	—
Class R Shares	(246,367)	—

Total distributions to shareholders	(14,662,412)	—

From share transactions:

Proceeds from sales of shares	594,941,439	488,070,606
Reinvestment of distributions	11,016,116	—
Cost of shares redeemed	(353,223,620)	(194,379,514)

Net increase (decrease) in net assets resulting from share transactions	252,733,935	293,691,092

TOTAL INCREASE	309,708,519	321,683,145

Net assets:

Beginning of year	572,289,829	250,606,684

End of year	$881,998,348	$572,289,829

Accumulated undistributed net investment income	$108,157	$28,282

(a)	Commenced operations on November 30, 2009.

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund		Technology Tollkeeper Fund		U.S. Equity Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010(a)

$2,196,996	$2,028,576	$(5,007,875)	$(3,815,236)	$48,632	$24,179
29,013,473	26,579,932	33,359,265	64,315,793	126,527	(139,517)
40,421,253	(32,980,507)	1,074,018	(21,522,169)	222,609	(348,938)

71,631,722	(4,371,999)	29,425,408	38,978,388	397,768	(464,276)

(661,394)	(84,065)	—	—	(1,829)	(7)
—	—	—	—	(24)	(1)
(1,929,021)	(576,143)	—	—	(35,036)	(3,078)
(4)	—	—	—	—	—
(740)	(178)	—	—	(943)	(9)
(2)	—	—	—	(8)	(5)

—	—	—	—	(1,374)	—
—	—	—	—	—	—
—	—	—	—	(169)	—
—	—	—	—	(15,679)	—
—	—	—	—	—	—
—	—	—	—	(433)	—
—	—	—	—	(34)	—

(2,591,161)	(660,386)	—	—	(55,529)	(3,100)

161,562,913	418,244,039	206,418,133	128,790,119	5,252,104	6,719,084
2,304,290	584,750	—	—	31,917	3,078
(232,048,853)	(212,391,834)	(193,375,188)	(123,854,657)	(1,352,678)	(1,081,918)

(68,181,650)	206,436,955	13,042,945	4,935,462	3,931,343	5,640,244

858,911	201,404,570	42,468,353	43,913,850	4,273,582	5,172,868

469,599,070	268,194,500	330,283,017	286,369,167	5,172,868	—

$470,457,981	$469,599,070	$372,751,370	$330,283,017	$9,446,450	$5,172,868

$1,491,972	$1,956,385	$—	$—	$15,257	$21,736

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$17.68	$0.03	$2.78	$2.81	$—	$—	$—
2011 - B	15.70	(0.11)	2.47	2.36	—	—	—
2011 - C	15.68	(0.12)	2.47	2.35	—	—	—
2011 - Institutional	18.57	0.12	2.91	3.03	(0.06)	—	(0.06)
2011 - Service	17.39	0.01	2.73	2.74	—	—	—
2011 - IR	17.81	0.31	2.58	2.89	(0.04)	—	(0.04)
2011 - R	17.57	(0.03)	2.77	2.74	—	—	—

2010 - A	16.95	0.01	0.72	0.73	—	—	—
2010 - B	15.15	(0.11)	0.66	0.55	—	—	—
2010 - C	15.14	(0.11)	0.65	0.54	—	—	—
2010 - Institutional	17.72	0.10	0.75	0.85	—	—	—
2010 - Service	16.68	(0.01)	0.72	0.71	—	—	—
2010 - IR	17.02	0.07	0.72	0.79	—	—	—
2010 - R	16.88	(0.01)	0.70	0.69	—	—	—

2009 - A	22.40	— (c)	(4.58)	(4.58)	—	(0.87)	(0.87)
2009 - B	20.33	(0.10)	(4.21)	(4.31)	—	(0.87)	(0.87)
2009 - C	20.31	(0.10)	(4.20)	(4.30)	—	(0.87)	(0.87)
2009 - Institutional	23.26	0.06	(4.73)	(4.67)	—	(0.87)	(0.87)
2009 - Service	22.09	(0.02)	(4.52)	(4.54)	—	(0.87)	(0.87)
2009 - IR	22.44	0.03	(4.58)	(4.55)	—	(0.87)	(0.87)
2009 - R	22.37	(0.03)	(4.59)	(4.62)	—	(0.87)	(0.87)

2008 - A	23.73	(0.10)	(0.97)	(1.07)	—	(0.26)	(0.26)
2008 - B	21.73	(0.25)	(0.89)	(1.14)	—	(0.26)	(0.26)
2008 - C	21.70	(0.25)	(0.88)	(1.13)	—	(0.26)	(0.26)
2008 - Institutional	24.54	— (c)	(1.02)	(1.02)	—	(0.26)	(0.26)
2008 - Service	23.43	(0.12)	(0.96)	(1.08)	—	(0.26)	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)	(1.49)	(1.52)	—	(0.26)	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)	(1.49)	(1.59)	—	(0.26)	(0.26)

2007 - A	20.62	(0.08)	3.19	3.11	—	—	—
2007 - B	19.03	(0.23)	2.93	2.70	—	—	—
2007 - C	18.99	(0.23)	2.94	2.71	—	—	—
2007 - Institutional	21.24	0.01	3.29	3.30	—	—	—
2007 - Service	20.38	(0.10)	3.15	3.05	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$20.49	15.89%	$662,256	1.14%	1.47%	0.13%		58%
18.06	15.03	38,824	1.89	2.22	(0.61)		58
18.03	14.99	72,314	1.89	2.22	(0.62)		58
21.54	16.33	299,223	0.74	1.07	0.53		58
20.13	15.76	953	1.24	1.57	0.03		58
20.66	16.20	1,472	0.89	1.22	1.64		58
20.31	15.59	567	1.39	1.72	(0.12)		58

17.68	4.31	707,444	1.14	1.47	0.07		31
15.70	3.63	55,429	1.89	2.22	(0.66)		31
15.68	3.57	75,203	1.89	2.22	(0.67)		31
18.57	4.80	344,601	0.74	1.07	0.52		31
17.39	4.26	988	1.24	1.57	(0.03)		31
17.81	4.64	8	0.89	1.22	0.36		31
17.57	4.09	412	1.39	1.72	(0.08)		31

16.95	(19.11)	966,913	1.25	1.48	—	(d)	49
15.15	(19.73)	83,648	2.00	2.23	(0.75)		49
15.14	(19.69)	84,936	2.00	2.23	(0.75)		49
17.72	(18.78)	212,977	0.85	1.08	0.40		49
16.68	(19.17)	1,462	1.35	1.58	(0.13)		49
17.02	(18.90)	8	1.00	1.23	0.23		49
16.88	(19.29)	106	1.50	1.73	(0.19)		49

22.40	(4.57)	1,505,237	1.36	1.40	(0.42)		69
20.33	(5.37)	154,511	2.11	2.15	(1.19)		69
20.31	(5.33)	126,865	2.11	2.15	(1.19)		69
23.26	(4.22)	288,404	0.96	1.00	(0.01)		69
22.09	(4.72)	3,135	1.46	1.50	(0.52)		69
22.44	(6.39)	9	1.11 (e)	1.15 (e)	(0.19	)(e)	69
22.37	(6.68)	9	1.61 (e)	1.65 (e)	(0.62	)(e)	69

23.73	15.08	1,365,143	1.40	1.43	(0.35)		41
21.73	14.19	90,307	2.15	2.18	(1.09)		41
21.70	14.27	75,933	2.15	2.18	(1.09)		41
24.54	15.54	303,283	1.00	1.03	0.05		41
23.43	14.97	10,598	1.50	1.53	(0.44)		41

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized		Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains		distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$10.91	$(0.01)	$1.74	$1.73	$—	$—		$—
2011 - B	10.22	(0.10)	1.63	1.53	—	—		—
2011 - C	10.20	(0.10)	1.63	1.53	—	—		—
2011 - Institutional	11.25	0.04	1.80	1.84	(0.02)	—		(0.02)
2011 - IR	10.97	0.04	1.73	1.77	(0.01)	—		(0.01)
2011 - R	10.83	(0.04)	1.73	1.69	—	—		—

2010 - A	10.51	(0.02)	0.42	0.40	—	—		—
2010 - B	9.92	(0.11)	0.41	0.30	—	—		—
2010 - C	9.90	(0.11)	0.41	0.30	—	—		—
2010 - Institutional	10.79	0.02	0.44	0.46	—	—		—
2010 - IR	10.54	0.03	0.40	0.43	—	—		—
2010 - R	10.46	(0.05)	0.42	0.37	—	—		—

2009 - A	13.54	(0.02)	(3.01)	(3.03)	—	—		—
2009 - B	12.88	(0.09)	(2.87)	(2.96)	—	—		—
2009 - C	12.85	(0.09)	(2.86)	(2.95)	—	—		—
2009 - Institutional	13.85	0.01	(3.07)	(3.06)	—	—		—
2009 - IR	13.55	(0.01)	(3.00)	(3.01)	—	—		—
2009 - R	13.51	(0.05)	(3.00)	(3.05)	—	—		—

2008 - A	15.01	(0.10)	(0.29)	(0.39)	—	(1.08	)(c)	(1.08)
2008 - B	14.43	(0.19)	(0.28)	(0.47)	—	(1.08	)(c)	(1.08)
2008 - C	14.41	(0.19)	(0.29)	(0.48)	—	(1.08	)(c)	(1.08)
2008 - Institutional	15.27	(0.04)	(0.30)	(0.34)	—	(1.08	)(c)	(1.08)
2008 - IR (Commenced November 30, 2007)	15.38	(0.05)	(0.70)	(0.75)	—	(1.08	)(c)	(1.08)
2008 - R (Commenced November 30, 2007)	15.38	(0.09)	(0.70)	(0.79)	—	(1.08	)(c)	(1.08)

2007 - A	12.98	(0.06)	2.57	2.51	—	(0.48)		(0.48)
2007 - B	12.59	(0.16)	2.48	2.32	—	(0.48)		(0.48)
2007 - C	12.57	(0.16)	2.48	2.32	—	(0.48)		(0.48)
2007 - Institutional	13.15	— (e)	2.60	2.60	—	(0.48)		(0.48)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes a distribution from capital of approximately $0.006 per share.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% of average net assets.

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$12.64	$15.86	$109,826	1.30%	1.56%	(0.08)%		35%
11.75	14.97	496	2.05	2.31	(0.83)		35
11.73	15.00	2,000	2.05	2.31	(0.82)		35
13.07	16.35	126,113	0.90	1.16	0.33		35
12.73	16.13	437	1.05	1.31	0.28		35
12.52	15.60	9	1.55	1.81	(0.29)		35

10.91	3.81	108,338	1.30	1.56	(0.22)		45
10.22	3.02	793	2.05	2.31	(0.98)		45
10.20	3.03	1,356	2.05	2.31	(0.97)		45
11.25	4.26	124,258	0.90	1.16	0.18		45
10.97	4.08	147	1.05	1.31	0.27		45
10.83	3.54	8	1.55	1.81	(0.45)		45

10.51	(22.38)	101,233	1.37	1.61	(0.27)		65
9.92	(22.98)	1,084	2.12	2.36	(1.03)		65
9.90	(22.96)	1,461	2.12	2.36	(1.03)		65
10.79	(22.09)	151,504	0.97	1.21	0.13		65
10.54	(22.21)	7	1.12	1.36	(0.07)		65
10.46	(22.58)	7	1.62	1.86	(0.51)		65

13.54	(3.07)	115,431	1.48	1.51	(0.70)		71
12.88	(3.79)	1,457	2.23	2.26	(1.46)		71
12.85	(3.86)	2,300	2.23	2.26	(1.46)		71
13.85	(2.68)	183,809	1.08	1.11	(0.30)		71
13.55	(5.34)	9	1.23 (d)	1.26 (d)	(0.49	)(d)	71
13.51	(5.62)	9	1.73 (d)	1.76 (d)	(0.93	)(d)	71

15.01	19.66	92,015	1.48	1.54	(0.43)		50
14.43	18.74	997	2.23	2.29	(1.14)		50
14.41	18.77	797	2.23	2.29	(1.19)		50
15.27	20.10	190,603	1.08	1.14	—(f	)	50

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distribution to
	Net asset	Net			shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	realized
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	gains

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$9.41	$(0.04)	$1.51	$1.47	$(0.50)
2011 - C	9.25	(0.12)	1.49	1.37	(0.50)
2011 - Institutional	9.53	— (c)	1.52	1.52	(0.50)
2011 - IR	9.49	— (c)	1.50	1.50	(0.50)
2011 - R	9.37	(0.07)	1.50	1.43	(0.50)

2010 - A	8.83	(0.03)	0.61	0.58	—
2010 - C	8.75	(0.11)	0.61	0.50	—
2010 - Institutional	8.90	— (c)	0.63	0.63	—
2010 - IR	8.88	(0.01)	0.62	0.61	—
2010 - R	8.81	(0.06)	0.62	0.56	—

2009 - A	10.64	(0.02)	(1.71)	(1.73)	(0.08)
2009 - C	10.60	(0.08)	(1.69)	(1.77)	(0.08)
2009 - Institutional	10.67	0.01	(1.70)	(1.69)	(0.08)
2009 - IR	10.66	(0.01)	(1.69)	(1.70)	(0.08)
2009 - R	10.62	(0.04)	(1.69)	(1.73)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,
2008 - A (Commenced January 31, 2008)	10.00	(0.03)	0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)	0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)	0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)	0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)	0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.38	15.42%	$15,853	1.34%		2.59%		(0.37)%		51%
10.12	14.58	974	2.09		3.34		(1.10)		51
10.55	15.77	4,142	0.94		2.19		0.04		51
10.49	15.62	116	1.09		2.34		(0.04)		51
10.30	15.05	11	1.59		2.84		(0.61)		51

9.41	6.57	14,952	1.35		2.91		(0.35)		61
9.25	5.71	650	2.10		3.66		(1.10)		61
9.53	7.08	3,145	0.95		2.51		0.04		61
9.49	6.87	43	1.10		2.66		(0.10)		61
9.37	6.36	10	1.60		3.16		(0.59)		61

8.83	(16.03)	11,162	1.38		7.98		(0.25)		56
8.75	(16.47)	392	2.13		8.73		(1.02)		56
8.90	(15.60)	4,256	0.98		7.58		0.11		56
8.88	(15.71)	9	1.13		7.73		(0.08)		56
8.81	(16.14)	9	1.63		8.23		(0.57)		56

10.64	6.50	2,262	1.45	(d)	20.95	(d)	(0.54	)(d)	41
10.60	6.10	62	2.20	(d)	21.70	(d)	(1.37	)(d)	41
10.67	6.80	2,322	1.05	(d)	20.55	(d)	(0.22	)(d)	41
10.66	6.70	11	1.20	(d)	20.70	(d)	(0.36	)(d)	41
10.62	6.40	11	1.70	(d)	21.20	(d)	(0.87	)(d)	41

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distribution
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of year	loss(a)	gain (loss)	operations	gains

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$19.09	$(0.16)	$2.65	$2.49	$(0.22)
2011 - B	17.27	(0.30)	2.41	2.11	(0.22)
2011 - C	17.11	(0.30)	2.40	2.10	(0.22)
2011 - Institutional	20.21	(0.07)	2.79	2.72	(0.22)
2011 - Service	18.80	(0.18)	2.61	2.43	(0.22)
2011 - IR	19.23	(0.10)	2.66	2.56	(0.22)
2011 - R	18.97	(0.22)	2.64	2.42	(0.22)

2010 - A	16.91	(0.15)	2.33	2.18	—
2010 - B	15.42	(0.26)	2.11	1.85	—
2010 - C	15.28	(0.26)	2.09	1.83	—
2010 - Institutional	17.83	(0.07)	2.45	2.38	—
2010 - Service	16.67	(0.16)	2.29	2.13	—
2010 - IR	16.99	(0.10)	2.34	2.24	—
2010 - R	16.85	(0.19)	2.31	2.12	—

2009 - A	21.68	(0.08)	(3.65)	(3.73)	(1.04)
2009 - B	20.06	(0.18)	(3.42)	(3.60)	(1.04)
2009 - C	19.89	(0.17)	(3.40)	(3.57)	(1.04)
2009 - Institutional	22.67	(0.03)	(3.77)	(3.80)	(1.04)
2009 - Service	21.41	(0.11)	(3.59)	(3.70)	(1.04)
2009 - IR	21.72	(0.07)	(3.62)	(3.69)	(1.04)
2009 - R	21.65	(0.14)	(3.62)	(3.76)	(1.04)

2008 - A	25.20	(0.12)	(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)	(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)	(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)	(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)	(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)	(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)	(0.28)	(0.41)	(3.38)

2007 - A	20.81	(0.21)	5.77	5.56	(1.17)
2007 - B	19.80	(0.36)	5.45	5.09	(1.17)
2007 - C	19.66	(0.36)	5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)	5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)	5.72	5.49	(1.17)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Portfolio turnover rates exclude portfolio securities delivered as a result of in-kind redemptions.
(d)	Annualized.

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

		Net assets,	Ratio of	Ratio of	Ratio of
Net asset		end of	net expenses	total expenses	net investment		Portfolio
value, end	Total	year	to average	to average	loss to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$21.36	12.97%	$1,060,320	1.36%	1.41%	(0.70)%		71	%(c)
19.16	12.13	16,380	2.11	2.16	(1.46)		71	(c)
18.99	12.18	158,371	2.11	2.16	(1.46)		71	(c)
22.71	13.39	2,843,584	0.96	1.01	(0.30)		71	(c)
21.01	12.85	57,002	1.46	1.51	(0.81)		71	(c)
21.57	13.24	54,912	1.11	1.16	(0.43)		71	(c)
21.17	12.68	33,931	1.61	1.66	(0.94)		71	(c)

19.09	12.89	799,256	1.37	1.44	(0.76)		57	(c)
17.27	12.00	21,174	2.12	2.19	(1.51)		57	(c)
17.11	11.98	129,009	2.12	2.19	(1.51)		57	(c)
20.21	13.35	2,216,786	0.97	1.04	(0.35)		57	(c)
18.80	12.78	60,893	1.47	1.54	(0.86)		57	(c)
19.23	13.18	12,823	1.12	1.19	(0.49)		57	(c)
18.97	12.58	7,954	1.62	1.69	(0.97)		57	(c)

16.91	(15.03)	641,989	1.45	1.50	(0.58)		78
15.42	(15.64)	27,191	2.20	2.25	(1.33)		78
15.28	(15.62)	85,240	2.20	2.25	(1.33)		78
17.83	(14.66)	1,257,148	1.05	1.10	(0.19)		78
16.67	(15.08)	30,614	1.55	1.60	(0.74)		78
16.99	(14.81)	1,382	1.20	1.25	(0.46)		78
16.85	(15.20)	934	1.70	1.75	(0.94)		78

21.68	(1.25)	851,222	1.47	1.47	(0.54)		81
20.06	(1.99)	48,770	2.22	2.22	(1.28)		81
19.89	(2.00)	116,837	2.22	2.22	(1.29)		81
22.67	(0.87)	938,726	1.07	1.07	(0.14)		81
21.41	(1.35)	10,601	1.57	1.57	(0.64)		81
21.72	(2.01)	10	1.22 (d)	1.22 (d)	(0.35	)(d)	81
21.65	(2.32)	10	1.72 (d)	1.72 (d)	(0.81	)(d)	81

25.20	27.46	954,089	1.47	1.48	(0.90)		67
23.72	26.45	64,011	2.22	2.23	(1.66)		67
23.55	26.49	126,425	2.22	2.23	(1.65)		67
26.11	27.92	853,836	1.07	1.08	(0.50)		67
24.95	27.36	11,597	1.57	1.58	(1.00)		67

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of year	loss(a)	gain (loss)	operations	gains

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$12.08	$(0.15)	$2.01	$1.86	$(0.27)
2011 - B	11.57	(0.24)	1.92	1.68	(0.27)
2011 - C	11.56	(0.24)	1.93	1.69	(0.27)
2011 - Institutional	12.30	(0.09)	2.04	1.95	(0.27)
2011 - Service	11.97	(0.16)	1.99	1.83	(0.27)
2011 - IR	12.17	(0.10)	2.01	1.91	(0.27)
2011 - R	12.01	(0.18)	1.99	1.81	(0.27)

2010 - A	10.63	(0.12)	1.57	1.45	—
2010 - B	10.25	(0.20)	1.52	1.32	—
2010 - C	10.25	(0.21)	1.52	1.31	—
2010 - Institutional	10.78	(0.07)	1.59	1.52	—
2010 - Service	10.54	(0.13)	1.56	1.43	—
2010 - IR	10.68	(0.09)	1.58	1.49	—
2010 - R	10.59	(0.15)	1.57	1.42	—

2009 - A	12.25	(0.05)	(1.57)	(1.62)	—
2009 - B	11.90	(0.11)	(1.54)	(1.65)	—
2009 - C	11.90	(0.11)	(1.54)	(1.65)	—
2009 - Institutional	12.37	(0.02)	(1.57)	(1.59)	—
2009 - Service	12.16	(0.06)	(1.56)	(1.62)	—
2009 - IR	12.27	(0.04)	(1.55)	(1.59)	—
2009 - R	12.22	(0.08)	(1.55)	(1.63)	—

2008 - A	13.48	(0.09)	(0.20)	(0.29)	(0.94	)(c)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	(0.94	)(c)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	(0.94	)(c)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	(0.94	)(c)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	(0.94	)(c)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	(0.94	)(c)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	(0.94	)(c)

2007 - A	10.42	(0.11)	3.17	3.06	—
2007 - B	10.30	(0.20)	3.12	2.92	—
2007 - C	10.30	(0.20)	3.11	2.91	—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—
2007 - Service	10.37	(0.12)	3.15	3.03	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Includes a distribution from capital of $0.01 per share.
(d)	Annualized.

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

		Net assets,	Ratio of	Ratio of	Ratio of
Net asset		end of	net expenses	total expenses	net investment		Portfolio
value, end	Total	year	to average	to average	loss to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$13.67	15.30%	$403,960	1.47%	1.50%	(0.99)%		53%
12.98	14.41	5,343	2.22	2.25	(1.75)		53
12.98	14.51	79,875	2.22	2.25	(1.74)		53
13.98	15.77	340,712	1.07	1.10	(0.59)		53
13.53	15.19	5,879	1.57	1.60	(1.08)		53
13.81	15.60	30,858	1.22	1.25	(0.71)		53
13.55	14.97	15,370	1.72	1.75	(1.24)		53

12.08	13.64	267,826	1.50	1.54	(0.98)		48
11.57	12.88	6,024	2.25	2.29	(1.73)		48
11.56	12.78	47,685	2.25	2.29	(1.73)		48
12.30	14.10	222,616	1.10	1.14	(0.58)		48
11.97	13.57	2,762	1.60	1.64	(1.07)		48
12.17	13.95	15,059	1.25	1.29	(0.72)		48
12.01	13.41	10,318	1.75	1.79	(1.23)		48

10.63	(13.22)	122,262	1.50	1.68	(0.59)		55
10.25	(13.87)	4,882	2.25	2.43	(1.32)		55
10.25	(13.87)	18,220	2.25	2.43	(1.34)		55
10.78	(12.85)	103,383	1.10	1.28	(0.17)		55
10.54	(13.32)	1,196	1.60	1.78	(0.71)		55
10.68	(12.96)	131	1.25	1.43	(0.44)		55
10.59	(13.34)	533	1.75	1.93	(0.90)		55

12.25	(2.65)	59,269	1.50	1.68	(0.73)		63
11.90	(3.42)	3,768	2.25	2.43	(1.49)		63
11.90	(3.34)	10,295	2.25	2.43	(1.50)		63
12.37	(2.25)	86,275	1.10	1.28	(0.35)		63
12.16	(2.75)	245	1.60	1.78	(0.84)		63
12.27	(4.69)	10	1.25 (d)	1.43 (d)	(0.48	)(d)	63
12.22	(5.08)	10	1.75 (d)	1.93 (d)	(0.98	)(d)	63

13.48	29.37	26,423	1.50	1.64	(0.89)		68
13.22	28.35	2,477	2.25	2.39	(1.64)		68
13.21	28.25	6,472	2.25	2.39	(1.64)		68
13.55	29.79	76,637	1.10	1.24	(0.49)		68
13.40	29.22	129	1.60	1.74	(0.99)		68

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$8.53	$0.02	$1.25	$1.27	$(0.03)
2011 - B	7.84	(0.05)	1.15	1.10	—
2011 - C	7.86	(0.05)	1.14	1.09	—
2011 - Institutional	8.85	0.06	1.30	1.36	(0.07)
2011 - Service	8.55	0.02	1.25	1.27	(0.02)
2011 - IR	8.84	0.04	1.29	1.33	(0.07)
2011 - R	8.51	— (c)	1.24	1.24	(0.01)

2010 - A	8.22	0.02	0.30	0.32	(0.01)
2010 - B	7.61	(0.05)	0.28	0.23	—
2010 - C	7.62	(0.05)	0.29	0.24	—
2010 - Institutional	8.52	0.06	0.30	0.36	(0.03)
2010 - Service	8.24	0.01	0.30	0.31	—
2010 - IR	8.51	0.04	0.32	0.36	(0.03)
2010 - R	8.21	— (c)	0.30	0.30	—

2009 - A	10.34	0.01	(2.13)	(2.12)	—
2009 - B	9.65	(0.04)	(2.00)	(2.04)	—
2009 - C	9.67	(0.04)	(2.01)	(2.05)	—
2009 - Institutional	10.68	0.04	(2.20)	(2.16)	—
2009 - Service	10.40	0.01	(2.17)	(2.16)	—
2009 - IR (Commenced January 6, 2009)	7.07	0.02	1.42	1.44	—
2009 - R (Commenced January 6, 2009)	6.83	— (c)	1.38	1.38	—

2008 - A	10.49	(0.05)	(0.10)	(0.15)	—
2008 - B	9.86	(0.12)	(0.09)	(0.21)	—
2008 - C	9.88	(0.12)	(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)	(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)	(0.10)	(0.12)	—

2007 - A	9.03	(0.04)	1.50	1.46	—
2007 - B	8.55	(0.11)	1.42	1.31	—
2007 - C	8.57	(0.11)	1.42	1.31	—
2007 - Institutional	9.25	— (c)	1.54	1.54	—
2007 - Service	9.06	(0.05)	1.51	1.46	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	rate

$9.77	14.89%	$199,185	1.15%	1.51%	0.19%	40%
8.94	14.03	1,834	1.90	2.26	(0.56)	40
8.95	13.87	8,828	1.90	2.26	(0.56)	40
10.14	15.33	260,481	0.75	1.11	0.58	40
9.80	14.90	2	1.25	1.61	0.21	40
10.10	14.99	125	0.90	1.26	0.42	40
9.74	14.52	4	1.40	1.76	— (d)	40

8.53	3.83	192,744	1.15	1.53	0.22	60
7.84	3.02	2,716	1.90	2.28	(0.55)	60
7.86	3.15	9,224	1.90	2.28	(0.55)	60
8.85	4.26	264,902	0.75	1.13	0.60	60
8.55	3.76	1	1.25	1.63	0.11	60
8.84	4.25	10	0.90	1.28	0.39	60
8.51	3.65	3	1.40	1.78	0.01	60

8.22	(20.50)	141,371	1.28	1.62	0.12	62
7.61	(21.14)	3,729	2.03	2.37	(0.63)	62
7.62	(21.20)	8,447	2.03	2.37	(0.63)	62
8.52	(20.22)	114,641	0.88	1.22	0.52	62
8.24	(20.77)	1	1.38	1.72	0.10	62
8.51	20.37	3	1.03 (e)	1.37 (e)	0.32 (e)	62
8.21	20.20	3	1.53 (e)	1.87 (e)	0.05 (e)	62

10.34	(1.43)	177,810	1.44	1.52	(0.44)	59
9.65	(2.12)	6,015	2.19	2.27	(1.19)	59
9.67	(2.12)	11,374	2.19	2.27	(1.19)	59
10.68	(1.02)	154,711	1.04	1.12	(0.05)	59
10.40	(1.14)	3	1.54	1.62	(0.20)	59

10.49	16.17	138,613	1.45	1.51	(0.41)	50
9.86	15.32	6,574	2.20	2.26	(1.17)	50
9.88	15.29	10,878	2.20	2.26	(1.16)	50
10.79	16.65	152,059	1.05	1.11	(0.02)	50
10.52	16.11	3	1.55	1.61	(0.55)	50

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
	Net asset	investment operations
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of period	loss(a)		gain (loss)	operations

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$10.43	$(0.14)		$1.22	$1.08
2011 - B	9.60	(0.21)		1.13	0.92
2011 - C	9.59	(0.21)		1.13	0.92
2011 - Institutional	10.90	(0.09)		1.27	1.18
2011 - Service	10.34	(0.15)		1.22	1.07
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)		(0.17)	(0.24)

2010 - A	9.14	(0.11)		1.40	1.29
2010 - B	8.48	(0.17)		1.29	1.12
2010 - C	8.47	(0.17)		1.29	1.12
2010 - Institutional	9.52	(0.07)		1.45	1.38
2010 - Service	9.08	(0.12)		1.38	1.26

2009 - A	10.19	(0.06)		(0.99)	(1.05)
2009 - B	9.52	(0.10)		(0.94)	(1.04)
2009 - C	9.52	(0.11)		(0.94)	(1.05)
2009 - Institutional	10.56	(0.03)		(1.01)	(1.04)
2009 - Service	10.12	(0.07)		(0.97)	(1.04)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008*
2008 - A	11.52	(0.06)		(1.27)	(1.33)
2008 - B	10.82	(0.10)		(1.20)	(1.30)
2008 - C	10.81	(0.10)		(1.19)	(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)	(1.35)
2008 - Service	11.45	(0.06)		(1.27)	(1.33)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2007 - A	9.04	(0.10	)(d)(e)	2.58 (f)	2.48
2007 - B	8.55	(0.16	)(d)(e)	2.43 (f)	2.27
2007 - C	8.55	(0.17	)(d)(e)	2.43 (f)	2.26
2007 - Institutional	9.31	(0.06	)(d)(e)	2.66 (f)	2.60
2007 - Service	8.99	(0.11	)(d)(e)	2.57 (f)	2.46

2006 - A	8.02	(0.10)		1.12 (h)	1.02
2006 - B	7.65	(0.15)		1.05 (h)	0.90
2006 - C	7.64	(0.15)		1.06 (h)	0.91
2006 - Institutional	8.23	(0.06)		1.14 (h)	1.08
2006 - Service	7.99	(0.10)		1.10 (h)	1.00

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(f)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.
(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.
(h)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.
(i)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.51	10.35%	$244,288	1.50%		1.52%		(1.07)%		64%
10.52	9.58	10,408	2.25		2.27		(1.82)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(c)	1.27	(c)	(0.59	)(c)	64

10.43	14.11	225,873	1.50		1.63		(1.03)		97
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97

9.14	(10.22)	196,405	1.50		1.67		(0.76)		52
8.48	(10.92)	17,643	2.25		2.42		(1.49)		52
8.47	(10.94)	44,420	2.25		2.42		(1.51)		52
9.52	(9.85)	21,790	1.10		1.27		(0.37)		52
9.08	(10.28)	6,111	1.60		1.77		(0.88)		52

10.19	(11.63)	184,063	1.44	(c)	1.51	(c)	(0.86	)(c)	29
9.52	(12.01)	33,787	2.19	(c)	2.26	(c)	(1.60	)(c)	29
9.52	(12.03)	49,880	2.19	(c)	2.26	(c)	(1.60	)(c)	29
10.56	(11.34)	17,717	1.04	(c)	1.11	(c)	(0.45	)(c)	29
10.12	(11.62)	3,185	1.54	(c)	1.61	(c)	(0.89	)(c)	29

11.52	27.43 (g)	194,604	1.56	(d)	1.64	(d)	(0.99	)(d)(e)	70
10.82	26.55 (g)	78,493	2.31	(d)	2.39	(d)	(1.73	)(d)(e)	70
10.81	26.43 (g)	61,641	2.31	(d)	2.39	(d)	(1.74	)(d)(e)	70
11.91	27.93 (g)	23,679	1.16	(d)	1.24	(d)	(0.56	)(d)(e)	70
11.45	27.36 (g)	1,441	1.66	(d)	1.74	(d)	(1.07	)(d)(e)	70

9.04	12.72 (i)	108,340	1.49		1.59		(1.14)		35
8.55	11.76 (i)	93,722	2.24		2.34		(1.89)		35
8.55	11.91 (i)	51,346	2.24		2.34		(1.89)		35
9.31	13.12 (i)	15,659	1.09		1.19		(0.75)		35
8.99	12.52 (i)	160	1.59		1.69		(1.24)		35

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED AUGUST 31,
2011 - A	$9.55	$0.03	$1.21	$1.24	$(0.05)	$(0.03)	$(0.08)
2011 - C	9.49	(0.05)	1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08	1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06	1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	1.20	1.21	(0.01)	(0.03)	(0.04)

FOR THE PERIOD ENDED AUGUST 31,
2010 - A (Commenced November 30, 2009)	10.00	0.03	(0.47)	(0.44)	(0.01)	—	(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)	(0.49)	(0.51)	— (d)	—	— (d)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06	(0.48)	(0.42)	(0.01)	—	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05	(0.48)	(0.43)	(0.01)	—	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.71	12.94%	$3,110	1.18%		4.88%		0.29%		51%
10.61	12.19	139	1.93		5.63		(0.42)		51
10.76	13.54	5,945	0.78		4.48		0.72		51
10.73	13.32	241	0.93		4.63		0.56		51
10.70	12.70	11	1.43		5.13		0.08		51

9.55	(4.44)	777	1.18	(c)	11.67	(c)	0.37	(c)	63
9.49	(5.10)	14	1.93	(c)	12.42	(c)	(0.29	)(c)	63
9.57	(4.20)	4,351	0.78	(c)	11.27	(c)	0.74	(c)	63
9.56	(4.31)	20	0.93	(c)	11.42	(c)	0.62	(c)	63
9.53	(4.65)	10	1.43	(c)	11.92	(c)	0.10	(c)	63

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements
August 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Capital Growth, Growth
Opportunities, Small/Mid Cap
Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified

Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified

Flexible Cap Growth, U.S. Equity	A, C, Institutional, IR and R	Diversified

Technology Tollkeeper	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Class IR Shares of the Technology Tollkeeper Fund commenced operations on September 30, 2010.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.
Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund changed its name to the Goldman Sachs Flexible Cap Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business day. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Funds are informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

E. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

F. Offering Costs — Offering costs paid in connection with the offering of shares of the U.S. Equity Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

G. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of August 31, 2011:

CAPITAL GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock	$1,069,246,112	$—	$—
Short-term Investments	—	8,500,000	—

CONCENTRATED GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock	$235,479,804	$—	$—
Short-term Investments	—	2,900,000	—

FLEXIBLE CAP GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$21,002,650	$—	$—
Short-term Investments	—	100,000	—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$4,139,317,874	$—	$—
Short-term Investments	—	59,600,000	—

SMALL/MID CAP GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$867,545,044	$—	$—
Short-term Investments	—	7,700,000	—

STRATEGIC GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock	$464,863,273	$—	$—
Short-term Investments	—	1,900,000	—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

TECHNOLOGY TOLLKEEPER
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock	$371,631,630	$—	$—
Short-term Investments	—	2,800,000	—

U.S. EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock	$9,244,796	$—	$—
Short-term Investments	—	200,000	—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended August 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	0.98%	0.70	%#

Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.84	#

Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.88	#

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.95	0.91	#

Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	0.97	#

Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#

Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00

U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70

#	Effective December 29, 2010 for the Capital Growth and Strategic Growth Funds and effective June 30, 2011 for the Concentrated Growth, Flexible Cap Growth, Growth Opportunities and Small/Mid Cap Growth Funds, GSAM agreed to waive a portion of its management fee, in order to achieve an effective net management fee rate of 0.70%, 0.81%, 0.81%, 0.90%, 0.85% and 0.71% for the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds, respectively, through at least December 29, 2011. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended August 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Capital Growth	$38,000	$—	$1,300

Concentrated Growth	700	—	—

Flexible Cap Growth	4,500	N/A	—

Growth Opportunities	154,000	—	1,100

Small/Mid Cap Growth	131,800	—	300

Strategic Growth	6,500	—	—

Technology Tollkeeper	82,600	—	800

U.S. Equity	900	N/A	100

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds are 0.004%, 0.014%, 0.014%, 0.014%, 0.064%, 0.004%, 0.064% and 0.044%, respectively. These Other Expense reimbursements will remain in place through at least December 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.
For the fiscal year ended August 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements were as follows (in thousands):

		Other	Total
	Management	Expense	Expense
Fund	Fee Waiver	Reimbursements	Reductions

Capital Growth	$3,564	$703	$4,267

Concentrated Growth	418	270	688

Flexible Cap Growth	26	257	283

Growth Opportunities	1,508	918	2,426

Small/Mid Cap Growth	243	1	244

Strategic Growth	1,597	385	1,982

Technology Tollkeeper	—	98	98

U.S. Equity	—	304	304

As of August 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Capital Growth	$702	$231	$133	$1,066

Concentrated Growth	162	26	22	210

Flexible Cap Growth	14	4	3	21

Growth Opportunities	3,132	377	303	3,812

Small/Mid Cap Growth	617	161	95	873

Strategic Growth	285	51	42	378

Technology Tollkeeper	325	103	52	480

U.S. Equity	5	1	1	7

G. Line of Credit Facility — As of August 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended August 31, 2011, Goldman Sachs earned approximately $39,600, $3,600, $100, $31,200, $5,800 and $2,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth, respectively.
The following table provides information about the investment by the Growth Opportunities Fund in shares of issuers of which the Trust is an affiliate for the fiscal year ended August 31, 2011 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at	Dividend
Name of Affiliated Issuer	of Period	Bought	Sold	End of Period	End of Period	Income

Coinstar, Inc.(a)	565	1,367	(338)	1,594	$72,690	$—

RealD, Inc.	—	3,218	(78)	3,140	44,110	—

(a)	Issuer held was no longer affiliated as of August 31, 2011.

As of August 31, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional Class, Service Class, Class IR and Class R Shares of the following funds:

Fund	Class C	Institutional Class	Service Class	Class IR	Class R

Concentrated Growth	—	—	—	—	100%

Flexible Cap Growth	—	—	—	10%	100%

Strategic Growth	—	—	87%	—	100%

U.S. Equity	8%	36%	—	—	100%

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2011

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities (excluding in-kind transactions) for the fiscal year ended August 31, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$727,433,428	$1,026,282,678

Concentrated Growth	92,307,349	125,350,355

Flexible Cap Growth	11,397,294	11,984,177

Growth Opportunities	3,656,313,721	3,035,013,597

Small/Mid Cap Growth	709,878,884	446,834,209

Strategic Growth	211,928,672	279,033,803

Technology Tollkeeper	294,995,312	274,825,674

U.S. Equity	7,940,974	4,162,360

The cost of purchases and proceeds from sales (including cash) of in-kind transactions for the fiscal year ended August 31, 2011, were as follows:

	In-kind	In-kind
Fund	Purchases	Redemptions

Growth Opportunities	$—	$(27,101,361)

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

	Capital	Concentrated	Flexible Cap	Growth	Small/Mid Cap	Strategic	U.S.
	Growth	Growth	Growth	Opportunities	Growth	Growth	Equity

Distributions paid from:
Ordinary income	$1,157,965	$210,242	$388,756	$—	$949,298	$2,591,161	$55,529
Net long-term capital gains	—	—	582,264	38,405,526	13,713,114	—	—

Total taxable distributions	$1,157,965	$210,242	$971,020	$38,405,526	$14,662,412	$2,591,161	$55,529

During the fiscal year ended August 31, 2010, the Strategic Growth and U.S. Equity Funds paid $660,386 and $3,100, respectively in distributions from ordinary income.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. TAX INFORMATION (continued)

As of August 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital	Concentrated	Flexible Cap	Growth	Small/Mid Cap	Strategic	Technology	U.S.
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper	Equity

Undistributed ordinary income — net	$2,029,746	$110,174	$21,134	$11,892,168	$—	$1,491,973	$—	$15,257
Undistributed long-term capital gains	—	—	803,783	220,865,705	25,768,109	—	—	95,800

Total undistributed earnings	$2,029,746	$110,174	$824,917	$232,757,873	$25,768,109	$1,491,973	$—	$111,057

Capital loss carryforward:(1)(2)
Expiring 2012	—	—	—	—	—	—	(1,145,651)	—
Expiring 2017	—	(5,541,279)	—	—	—	(3,587,539)	—	—
Expiring 2018	(105,084,155)	(31,343,315)	—	—	—	(17,420,270)	—	—

Total capital loss carryforward	(105,084,155)	(36,884,594)	—	—	—	(21,007,809)	(1,145,651)	—

Unrealized gains (losses) — net	189,086,871	40,642,991	2,309,591	217,143,247	44,713,692	23,092,355	(19,757,883)	(234,644)

Total accumulated earnings (losses) — net	$86,032,462	$3,868,571	$3,134,508	$449,901,120	$70,481,801	$3,576,519	$(20,903,534)	$(123,587)

(1)	Expiration occurs on August 31 of the year indicated. The Technology Tollkeeper Fund had capital loss carryforward of $105,866,363 that expired in the current fiscal year.
(2)	The Capital Growth, Concentrated Growth, Growth Opportunities, Strategic Growth and Technology Tollkeeper Funds utilized $163,879,060, $9,848,998, $15,811,824, $26,639,510 and $32,131,788 respectively, of capital losses in the current fiscal year.

As of August 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital	Concentrated	Flexible Cap	Growth	Small/Mid Cap	Strategic	Technology	U.S.
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper	Equity

Tax Cost	$888,659,241	$197,736,813	$18,793,059	$3,981,774,627	$830,531,352	$443,670,918	$394,189,513	$9,679,440

Gross unrealized gain	245,302,593	53,382,462	3,521,565	482,371,817	99,852,662	54,740,223	24,580,830	516,049
Gross unrealized loss	(56,215,722)	(12,739,471)	(1,211,974)	(265,228,570)	(55,138,970)	(31,647,868)	(44,338,713)	(750,693)

Net unrealized security gain (loss)	$189,086,871	$40,642,991	$2,309,591	$217,143,247	$44,713,692	$23,092,355	$(19,757,883)	$(234,644)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in tax treatment of partnership and underlying fund investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of expired capital loss carryforwards, net operating losses, redemptions utilized as distributions, underlying fund investments and In-kind redemptions.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2011

6. TAX INFORMATION (continued)

			Accumulated
		Accumulated	Undistributed Net
		Net Realized	Investment
Fund	Paid-in Capital	Gain (Loss)	Income (Loss)

Capital Growth	$(48,427)	$220,440	$(172,013)

Concentrated Growth	(50,267)	59,665	(9,398)

Flexible Cap Growth	133,530	(209,492)	75,962

Growth Opportunities	33,000,895	(54,234,260)	21,233,365

Small/Mid Cap Growth	5,659,245	(13,731,641)	8,072,396

Strategic Growth	(19,133)	89,381	(70,248)

Technology Tollkeeper	(110,909,054)	105,901,179	5,007,875

U.S. Equity	(893)	18,164	(17,271)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity investments in “Technology Tollkeeper” companies. In general, the investment adviser defines a Technology Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

7. OTHER RISKS (continued)

advantage. Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Technology Tollkeeper Fund may also invest in a relatively few number of issuers. As a result, the Technology Tollkeeper Fund’s net asset value is more likely to have greater fluctuations than that of a Fund which is more diversified or invests in other industries.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,555,635	$32,486,114	2,788,740	$52,113,567
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	517,341	10,669,416	839,829	15,753,103
Shares redeemed	(9,761,969)	(205,815,453)	(20,683,490)	(385,276,591)

	(7,688,993)	(162,659,923)	(17,054,921)	(317,409,921)

Class B Shares
Shares sold	37,200	690,543	97,363	1,594,287
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(584,652)	(10,669,416)	(942,790)	(15,753,103)
Shares redeemed	(833,291)	(15,373,996)	(1,143,236)	(18,983,338)

	(1,380,743)	(25,352,869)	(1,988,663)	(33,142,154)

Class C Shares
Shares sold	287,552	5,331,690	456,840	7,594,463
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,074,546)	(20,011,568)	(1,271,785)	(21,073,962)

	(786,994)	(14,679,878)	(814,945)	(13,479,499)

Institutional Shares
Shares sold	2,838,681	61,830,828	11,447,752	223,635,909
Reinvestment of distributions	50,006	1,093,150	—	—
Shares redeemed	(7,556,910)	(170,626,973)	(4,907,186)	(94,347,580)

	(4,668,223)	(107,702,995)	6,540,566	129,288,329

Service Shares
Shares sold	4,427	91,571	14,293	261,290
Reinvestment of distributions	—	—	—	—
Shares redeemed	(13,929)	(290,405)	(45,145)	(831,643)

	(9,502)	(198,834)	(30,852)	(570,353)

Class IR Shares
Shares sold	71,697	1,465,515	2	29
Reinvestment of distributions	—	—	—	—
Shares redeemed	(903)	(17,390)	(2)	(29)

	70,794	1,448,125	—	—

Class R Shares
Shares sold	10,512	216,325	27,024	502,305
Reinvestment of distributions	—	—	—	—
Shares redeemed	(6,047)	(123,717)	(9,887)	(179,641)

	4,465	92,608	17,137	322,664

NET INCREASE (DECREASE)	(14,459,196)	$(309,053,766)	(13,331,678)	$(234,990,934)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Flexible Cap Growth Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,878,216	$24,476,239	3,018,500	$34,768,923	354,170	$3,926,978	857,045	$8,456,645
—	—	—	—	64,917	703,695	—	—
1,868	24,166	7,365	86,466	—	—	—	—
(3,122,385)	(40,975,515)	(2,728,674)	(31,170,978)	(479,662)	(5,329,471)	(532,557)	(5,295,074)

(1,242,301)	(16,475,110)	297,191	3,684,411	(60,575)	(698,798)	324,488	3,161,571

2,287	28,049	10,871	115,602	—	—	—	—
—	—	—	—	—	—	—	—
(2,003)	(24,166)	(7,841)	(86,466)	—	—	—	—
(35,631)	(428,889)	(34,717)	(380,256)	—	—	—	—

(35,347)	(425,006)	(31,687)	(351,120)	—	—	—	—

145,038	1,716,565	40,876	442,745	51,323	555,682	57,451	552,049
—	—	—	—	3,270	34,763	—	—
(107,534)	(1,313,120)	(55,490)	(599,859)	(28,490)	(300,527)	(32,098)	(323,784)

37,504	403,445	(14,614)	(157,114)	26,103	289,918	25,353	228,265

1,246,480	17,062,901	1,885,956	22,329,629	119,276	1,365,188	62,214	608,300
13,121	175,827	—	—	14,546	159,860	—	—
(2,653,330)	(36,420,315)	(4,878,508)	(58,191,635)	(71,293)	(740,748)	(210,218)	(2,006,500)

(1,393,729)	(19,181,587)	(2,992,552)	(35,862,006)	62,529	784,300	(148,004)	(1,398,200)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

24,640	315,852	12,681	156,547	8,601	91,517	4,918	50,363
10	128	—	—	208	2,276	—	—
(3,670)	(50,893)	(8)	(92)	(2,305)	(23,650)	(1,404)	(13,723)

20,980	265,087	12,673	156,455	6,504	70,143	3,514	36,640

—	—	2	25	1	13	2	25
—	—	—	—	47	510	—	—
—	—	(2)	(25)	(1)	(13)	(2)	(25)

—	—	—	—	47	510	—	—

(2,612,893)	$(35,413,171)	(2,728,989)	$(32,529,374)	34,608	$446,073	205,351	$2,028,276

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Opportunities Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	28,906,119	$662,459,985	29,252,364	$568,664,982
Reinvestment of distributions	411,473	9,319,866	—	—
Shares converted from Class B(a)	43,737	969,396	133,141	2,599,571
Shares redeemed	(21,596,067)	(493,785,810)	(25,476,358)	(489,278,259)

	7,765,262	178,963,437	3,909,147	81,986,294

Class B Shares
Shares sold	55,012	1,136,278	169,800	2,886,362
Reinvestment of distributions	10,587	216,297	—	—
Shares converted to Class A(a)	(48,496)	(969,396)	(146,564)	(2,599,571)
Shares redeemed	(388,110)	(7,863,037)	(560,908)	(9,776,873)

	(371,007)	(7,479,858)	(537,672)	(9,490,082)

Class C Shares
Shares sold	2,589,720	52,729,316	3,402,183	59,097,039
Reinvestment of distributions	60,687	1,228,306	—	—
Shares redeemed	(1,847,824)	(37,440,017)	(1,443,353)	(24,996,339)

	802,583	16,517,605	1,958,830	34,100,700

Institutional Shares
Shares sold	56,802,531	1,376,785,326	64,553,736	1,313,423,193
Reinvestment of distributions	646,278	15,517,136	—	—
Shares redeemed in connection with in-kind transactions	(1,064,468)	(27,101,361)	(3,451,550)	(69,755,834)
Shares redeemed	(40,904,735)	(981,848,752)	(21,897,363)	(447,376,773)

	15,479,606	383,352,349	39,204,823	796,290,586

Service Shares
Shares sold	885,822	19,906,308	2,644,790	49,156,902
Reinvestment of distributions	22,720	506,419	—	—
Shares redeemed	(1,435,145)	(32,296,457)	(1,241,807)	(23,974,211)

	(526,603)	(11,883,730)	1,402,983	25,182,691

Class IR Shares
Shares sold	2,510,383	55,981,006	756,242	14,603,416
Reinvestment of distributions	7,946	181,396	—	—
Shares redeemed	(639,883)	(14,833,736)	(170,714)	(3,194,087)

	1,878,446	41,328,666	585,528	11,409,329

Class R Shares
Shares sold	1,440,580	32,841,821	489,596	9,500,275
Reinvestment of distributions	6,967	156,695	—	—
Shares redeemed	(264,256)	(6,053,724)	(125,713)	(2,439,404)

	1,183,291	26,944,792	363,883	7,060,871

NET INCREASE (DECREASE)	26,211,578	$627,743,261	46,887,522	$946,540,389

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund				Strategic Growth Fund

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

17,806,338	$260,408,456	20,267,571	$250,741,987	5,919,661	$59,685,127	11,755,806	$108,155,272
437,802	6,339,378	—	—	59,355	594,739	8,387	74,810
17,216	245,731	10,501	133,997	9,608	91,784	31,909	288,387
(10,880,532)	(156,089,376)	(9,614,501)	(119,016,156)	(8,187,213)	(82,372,278)	(6,402,285)	(58,020,805)

7,380,824	110,904,189	10,663,571	131,859,828	(2,198,589)	(22,000,628)	5,393,817	50,497,664

86,654	1,212,417	179,787	2,056,830	12,741	118,166	30,934	254,199
8,458	116,888	—	—	—	—	—	—
(18,064)	(245,731)	(10,930)	(133,997)	(10,455)	(91,784)	(34,582)	(288,387)
(186,162)	(2,571,648)	(124,197)	(1,480,279)	(143,329)	(1,317,333)	(140,017)	(1,159,458)

(109,114)	(1,488,074)	44,660	442,554	(141,043)	(1,290,951)	(143,665)	(1,193,646)

3,432,872	48,233,787	2,949,773	35,239,042	147,513	1,365,131	330,879	2,781,161
67,111	927,466	—	—	—	—	—	—
(1,467,811)	(20,315,206)	(603,874)	(7,249,657)	(335,584)	(3,086,238)	(264,934)	(2,196,121)

2,032,172	28,846,047	2,345,899	27,989,385	(188,071)	(1,721,107)	65,945	585,040

16,191,873	241,966,283	12,963,720	163,030,972	9,469,965	98,906,315	32,580,565	306,997,257
208,987	3,084,657	—	—	164,784	1,708,805	55,289	509,763
—	—	—	—	—	—	—	—
(10,124,193)	(151,495,416)	(4,456,259)	(56,415,851)	(13,866,852)	(144,042,805)	(16,163,994)	(150,965,614)

6,276,667	93,555,524	8,507,461	106,615,121	(4,232,103)	(43,427,685)	16,471,860	156,541,406

382,636	5,451,942	187,740	2,316,113	21	227	—	—
1,444	20,703	—	—	1	4	—	—
(180,265)	(2,637,933)	(70,423)	(877,853)	—	—	—	—

203,815	2,834,712	117,317	1,438,260	22	231	—	—

2,112,253	30,220,391	1,811,893	22,928,077	139,872	1,487,947	6,139	56,136
19,223	280,657	—	—	72	740	19	177
(1,134,031)	(16,477,006)	(586,660)	(7,566,459)	(128,653)	(1,230,199)	(5,418)	(49,823)

997,445	14,024,042	1,225,233	15,361,618	11,291	258,488	740	6,490

505,920	7,448,163	951,159	11,757,585	—	—	2	14
17,133	246,367	—	—	1	2	—	—
(248,097)	(3,637,035)	(142,185)	(1,773,259)	—	—	(2)	(13)

274,956	4,057,495	808,974	9,984,326	1	2	—	1

17,056,765	$252,733,935	23,713,115	$293,691,092	(6,748,492)	$(68,181,650)	21,788,697	$206,436,955

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Technology Tollkeeper Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,661,103	$124,129,224	8,509,686	$89,191,924
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	185,626	2,295,614	318,696	3,318,765
Shares redeemed	(10,294,484)	(131,156,646)	(8,651,644)	(89,601,432)

	(447,755)	(4,731,808)	176,738	2,909,257

Class B Shares
Shares sold	34,490	411,268	78,892	748,346
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(202,269)	(2,295,614)	(344,677)	(3,318,765)
Shares redeemed	(254,401)	(2,960,913)	(403,682)	(3,833,212)

	(422,180)	(4,845,259)	(669,467)	(6,403,631)

Class C Shares
Shares sold	1,336,301	15,824,448	966,937	9,288,002
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,439,517)	(16,682,706)	(1,310,052)	(12,579,654)

	(103,216)	(858,258)	(343,115)	(3,291,652)

Institutional Shares
Shares sold	3,814,658	51,912,763	2,008,237	21,731,234
Reinvestment of distributions	—	—	—	—
Shares redeemed	(2,301,612)	(29,939,796)	(1,312,484)	(14,340,876)

	1,513,046	21,972,967	695,753	7,390,358

Service Shares
Shares sold	904,887	11,519,099	756,514	7,830,613
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1,050,906)	(12,565,541)	(335,106)	(3,499,483)

	(146,019)	(1,046,442)	421,408	4,331,130

Class IR Shares(c)
Shares sold	208,505	2,621,331	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(5,486)	(69,586)	—	—

	203,019	2,551,745	—	—

Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

NET INCREASE	596,895	$13,042,945	281,317	$4,935,462

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2009.
(c)	Commenced operations on September 30, 2010 for the Technology Tollkeeper Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

U.S. Equity Fund

For the Fiscal Year Ended		For the Fiscal Period Ended
August 31, 2011		August 31, 2010(b)

Shares	Dollars	Shares	Dollars

305,574	$3,519,033	86,144	$872,126
286	3,204	—	—
—	—	—	—
(96,969)	(1,066,675)	(4,737)	(46,135)

208,891	2,455,562	81,407	825,991

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

11,980	138,657	6,175	65,037
17	193	—	—
(413)	(4,729)	(4,672)	(46,488)

11,584	134,121	1,503	18,549

120,058	1,360,764	557,326	5,750,920
2,411	27,103	298	3,078
(24,404)	(274,184)	(103,035)	(989,208)

98,065	1,113,683	454,589	4,764,790

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

20,821	233,650	2,145	20,962
122	1,375	—	—
(596)	(7,090)	(5)	(53)

20,347	227,935	2,140	20,909

—	—	1,003	10,039
4	42	—	—
—	—	(3)	(34)

4	42	1,000	10,005

338,891	$3,931,343	540,639	$5,640,244

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust -— Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Concentrated Growth Fund, Flexible Cap Growth Fund (formerly Goldman Sachs All Cap Growth Fund), Growth Opportunities Fund, Small/Mid Cap Growth Fund, Strategic Growth Fund, Technology Tollkeeper Fund, and U.S. Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at August 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights of the Goldman Sachs Technology Tollkeeper Fund for the period ended December 31, 2006, were audited by another Independent Registered Public Accounting Firm whose report dated February 23, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 20, 2011

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 through August 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Growth Fund				Growth Opportunities Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*
Class A
Actual	$1,000.00	$930.50		$5.57	$1,000.00	$919.90		$6.25	$1,000.00	$914.50		$6.39	$1,000.00	$893.70		$6.50
Hypothetical 5% return	1,000.00	1,019.44	+	5.82	1,000.00	1,018.70	+	6.57	1,000.00	1,018.53	+	6.74	1,000.00	1,018.34	+	6.93

Class B
Actual	1,000.00	927.60		9.20	1,000.00	915.80		9.85	N/A	N/A		N/A	1,000.00	889.90		10.06
Hypothetical 5% return	1,000.00	1,015.66	+	9.62	1,000.00	1,014.92	+	10.36	N/A	N/A		N/A	1,000.00	1,014.56	+	10.72

Class C
Actual	1,000.00	927.00		9.20	1,000.00	916.40		9.86	1,000.00	911.70		10.00	1,000.00	890.30		10.06
Hypothetical 5% return	1,000.00	1,015.66	+	9.62	1,000.00	1,014.91	+	10.37	1,000.00	1,014.75	+	10.53	1,000.00	1,014.56	+	10.73

Institutional
Actual	1,000.00	932.90		3.62	1,000.00	921.70		4.32	1,000.00	916.60		4.46	1,000.00	895.50		4.60
Hypothetical 5% return	1,000.00	1,021.46	+	3.79	1,000.00	1,020.71	+	4.54	1,000.00	1,020.55	+	4.70	1,000.00	1,020.36	+	4.90

Service
Actual	1,000.00	930.20		6.05	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	893.30		6.97
Hypothetical 5% return	1,000.00	1,018.93	+	6.33	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.84	+	7.43

Class IR
Actual	1,000.00	932.30		4.50	1,000.00	921.10		5.06	1,000.00	915.40		5.17	1,000.00	894.60		5.33
Hypothetical 5% return	1,000.00	1,020.55	+	4.71	1,000.00	1,019.94	+	5.32	1,000.00	1,019.81	+	5.45	1,000.00	1,019.58	+	5.68

Class R
Actual	1,000.00	929.50		6.79	1,000.00	918.60		7.30	1,000.00	913.10		7.53	1,000.00	892.50		7.70
Hypothetical 5% return	1,000.00	1,018.17	+	7.10	1,000.00	1,017.59	+	7.68	1,000.00	1,017.33	+	7.94	1,000.00	1,017.07	+	8.21

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2011 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund				U.S. Equity Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*
Class A
Actual	$1,000.00	$903.50		$6.97	$1,000.00	$934.00		$5.63	$1,000.00	$864.80		$7.07	$1,000.00	$886.60		$5.63
Hypothetical 5% return	1,000.00	1,017.89	+	7.38	1,000.00	1,019.38	+	5.88	1,000.00	1,017.62	+	7.65	1,000.00	1,019.24	+	6.03

Class B
Actual	1,000.00	900.80		10.56	1,000.00	930.30		9.27	1,000.00	861.60		10.57	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.10	+	11.19	1,000.00	1,015.61	+	9.67	1,000.00	1,013.85	+	11.44	N/A	N/A		N/A

Class C
Actual	1,000.00	900.80		10.55	1,000.00	929.40		9.26	1,000.00	861.50		10.58	1,000.00	883.40		9.19
Hypothetical 5% return	1,000.00	1,014.11	+	11.18	1,000.00	1,015.60	+	9.68	1,000.00	1,013.84	+	11.44	1,000.00	1,015.45	+	9.83

Institutional
Actual	1,000.00	906.00		5.05	1,000.00	935.40		3.68	1,000.00	866.60		5.20	1,000.00	888.50		3.73
Hypothetical 5% return	1,000.00	1,019.90	+	5.35	1,000.00	1,021.41	+	3.84	1,000.00	1,019.64	+	5.62	1,000.00	1,021.26	+	3.99

Service
Actual	1,000.00	903.20		7.44	1,000.00	934.20		5.43	1,000.00	864.40		7.54	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.39	+	7.88	1,000.00	1,019.59	+	5.67	1,000.00	1,017.12	+	8.15	N/A	N/A		N/A

Class IR
Actual	1,000.00	905.60		5.75	1,000.00	933.50		4.40	1,000.00	865.80		5.97	1,000.00	887.50		4.46
Hypothetical 5% return	1,000.00	1,019.17	+	6.10	1,000.00	1,020.66	+	4.60	1,000.00	1,018.81	+	6.46	1,000.00	1,020.48	+	4.77

Class R
Actual	1,000.00	902.70		8.16	1,000.00	932.10		6.49	N/A	N/A		N/A	1,000.00	885.00		6.75
Hypothetical 5% return	1,000.00	1,016.63	+	8.65	1,000.00	1,018.49	+	6.78	N/A	N/A		N/A	1,000.00	1,018.05	+	7.22

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Capital Growth	1.14%	1.89%	1.89%	0.74%	1.24%	0.92%	1.40%
Concentrated Growth	1.29	2.04	2.04	0.89	N/A	1.04	1.51
Flexible Cap Growth	1.32	N/A	2.07	0.92	N/A	1.07	1.56
Growth Opportunities	1.36	2.11	2.11	0.96	1.46	1.12	1.61
Small Mid/Cap Growth	1.45	2.20	2.20	1.05	1.55	1.20	1.70
Strategic Growth	1.15	1.90	1.91	0.75	1.11	0.90	1.33
Technology Tollkeeper	1.50	2.25	2.25	1.10	1.60	1.27	N/A
U.S. Equity	1.18	N/A	1.94	0.78	N/A	0.94	1.42

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Capital Growth, Goldman Sachs Concentrated Growth, Goldman Sachs Flexible Cap Growth (formerly, “Goldman Sachs All Cap Growth Fund”), Goldman Sachs Growth Opportunities, Goldman Sachs Small/Mid Cap Growth, Goldman Sachs Strategic Growth, Goldman Sachs Technology Tollkeeper and Goldman Sachs U.S. Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, comparable institutional composites managed by the Investment Adviser (in the case of Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and U.S. Equity Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by those Funds offering Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other comparable SEC-registered funds using rankings and ratings (rankings only for Flexible Cap Growth and U.S. Equity Funds) compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and U.S. Equity Funds’ performance to that of a comparable institutional composite managed by the Investment Adviser. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that for the one-year period ended May 31, 2011, each of the Funds was ranked in the bottom half of its peer group. They also noted that, other than the Technology Tollkeeper Fund, each of the Funds had underperformed its respective benchmark during that period. The Independent Trustees also noted that the Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Technology Tollkeeper Funds had each ranked in the top half of their respective peer groups for the three-, five- and ten-year periods (as applicable) ended May 31, 2011. The Independent Trustees observed that they had communicated their concerns regarding the performance of certain of the Funds to the Investment Adviser’s senior management and had received assurances that measures would continue to be taken to address the Funds’ performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009 (2010 only for U.S. Equity Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Capital	Concentrated	Flexible Cap	Growth
Average Daily	Growth	Growth	Growth	Opportunities
Net Assets	Fund	Fund	Fund	Fund

First $1 billion	1.00%	1.00%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.90	1.00
Next $3 billion	0.80	0.86	0.86	0.90
Next $3 billion	0.80	0.84	0.84	0.86
Over $8 billion	0.80	0.82	0.82	0.84

	Small/Mid Cap	Strategic	Technology
Average Daily	Growth	Growth	Tollkeeper	U.S. Equity
Net Assets	Fund	Fund	Fund	Fund

First $1 billion	1.00%	1.00%	1.00%	0.70%
Next $1 billion	1.00	0.90	0.90	0.63
Next $3 billion	0.90	0.86	0.86	0.60
Next $3 billion	0.86	0.84	0.84	0.59
Over $8 billion	0.84	0.82	0.82	0.58

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Funds’ management fees (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds) and “other expenses” ratios (excluding certain expenses) (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the Capital Growth and Growth Opportunities Funds, each of which had asset levels above at least the first breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	99	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	99	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of August 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of other trusts within the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2011, the Trust consisted of 85 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2011, 100%, 100%, 47.27%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Small/Mid Cap Growth, Strategic Growth, and U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Flexible Cap Growth, Growth Opportunities, and the Small/Mid Cap Growth Funds designate $712,373, $68,797,465, and $19,644,414, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2011.

For the year ended August 31, 2011, 100%, 100%, 51.49%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Small Mid Cap Growth, Strategic Growth, and U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2011, the Flexible Cap Growth and Small Mid Cap Growth Funds designate $388,756 and $949,298, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $720.3 billion in assets under management as of June 30, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]
Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield and Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Technology Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

A summary prospectus, if available, or a Prospectus for the Fund containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Fund.

© 2011 Goldman Sachs. All rights reserved. 61067.MF.MED-TMPL EQGRWAR11/261K/10/2011

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,621,427	$2,616,425	Financial Statement audits. $133,206 represents fees borne by the Funds’ adviser in 2010 in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$37,500	$110,517	Other attest services.

Tax Fees:

• PwC	$750,377	$894,197	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$1,339,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended August 31, 2011 and August 31, 2010 were approximately $787,877 and $1,004,714 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 20, 2011